PROSPECTUS
--------------------------------------------------------------------------------

                    VARIABLE ACCUMULATION ANNUITY CONTRACTS
                          (TDA, IRA AND FPA CONTRACTS)

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2
   -------------------------------------------------------------------------

THE CONTRACTS--We offer these group and individual variable accumulation annuity contracts (CONTRACTS):

   -   group Tax-Deferred Annuity Contracts (TDA CONTRACTS);

   - Individual Retirement Annuity Contracts (IRA CONTRACTS), including Traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA Contracts; and

   -   individual Flexible Premium Deferred Annuity Contracts (FPA
       CONTRACTS).

We no longer offer our group Voluntary Employee Contribution (VEC) Contract, which we describe in Appendix C.

A PARTICIPANT or YOU means an employee under a TDA Contract or a person to whom we have issued an IRA or FPA Contract. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date.

YOUR CONTRIBUTIONS--You may make Contributions in the amounts and at the frequency you choose (subject to certain minimums), and some of the Contracts permit your employer to make Contributions on your behalf. Under IRA and TDA Contracts, the amount of your Contributions and those of your employer are limited by Federal tax laws.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your employer's plan (if any) restricts allocations. You may transfer all or any part of your Account Balance among the Investment Alternatives at any time, without charge. The Separate Account Funds invest in funds or portfolios of mutual funds (the UNDERLYING FUNDS), which currently are:

   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond and Money Market Funds;

   -   SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International
       Portfolios;

   -   FIDELITY INVESTMENTS-REGISTERED TRADEMARK- VARIABLE INSURANCE PRODUCTS
       FUNDS: Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio;

   -   CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc.;
       and

   - AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable Portfolios, Inc.

WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated May 1, 2002, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-212-224-1600. We have filed the SAI with the Securities and Exchange Commission and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

PROSPECTUSES--You should read this Prospectus before you purchase a Contract or become a Participant and keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you should also read, are attached to it.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

DATED: MAY 1, 2002

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              Page
                                                              ----
TABLE OF ANNUAL EXPENSES....................................     1
SUMMARY OF INFORMATION IN THIS PROSPECTUS...................     3
ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT............     8
UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT........     9
CHARGES YOU WILL PAY........................................    12
    Administrative Charges..................................    12
    Distribution Expense Charge.............................    13
    Expense Risk Charge.....................................    13
    Expenses of the Underlying Funds........................    13
    Premium Taxes...........................................    13
PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS..............    14
    Purchase of a Contract; Participation...................    14
    Payment of Contributions................................    15
    Allocation of Contributions.............................    17
YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS..........    18
OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY......    19
    Your Right to Transfer Among Investment Alternatives....    19
    Your Right to Make Withdrawals, including by Specified
      Payments..............................................    19
    How to Tell Us an Amount to Transfer or Withdraw........    20
    Loans under a TDA Contract..............................    20
    Death Benefit Prior to Annuity Commencement Date........    21
    Discontinuance or Termination of Contracts or
      Participation.........................................    21
    When We May Postpone Payments...........................    23
YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE.........    23
    Amount of Annuity Payments..............................    23
    Annuity Commencement Date...............................    24
    Available Forms of Annuity..............................    24
    Death Benefit during the Accumulation Period............    25
    Lump Sum for Small Annuity Payments.....................    25
OUR GENERAL ACCOUNT.........................................    26
WHERE TO CONTACT US AND GIVE US INSTRUCTIONS................    27
ADMINISTRATIVE MATTERS......................................    29
    Confirmation Statements to Participants.................    29
    Designation of Beneficiary..............................    29
    Certain Administrative Provisions.......................    29
    Participation in Divisible Surplus......................    30
FEDERAL TAX INFORMATION.....................................    31
YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS.....    38
PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS......    38
FUNDING AND OTHER CHANGES WE MAY MAKE.......................    39
DEFINITIONS WE USE IN THIS PROSPECTUS.......................    40
OUR STATEMENT OF ADDITIONAL INFORMATION.....................    42
APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT
FUNDS.......................................................    43
APPENDIX B: GENERAL ACCOUNT OPERATIONS......................    47
APPENDIX C: VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
CONTRACTS...................................................    49

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THE CONTRACTS FOR SALE. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE CONTRACTS OTHER THAN THOSE IN THIS PROSPECTUS. IF YOU RECEIVE UNAUTHORIZED INFORMATION OR REPRESENTATIONS, YOU MUST NOT RELY ON THEM IN MAKING ANY PURCHASE DECISION.

                            TABLE OF ANNUAL EXPENSES
--------------------------------------------------------------------------------

      The first part of the table below shows the expenses of the Separate Account Funds, and the second part shows the expenses of the Underlying Funds during the year 2001.

                                              INVESTMENT COMPANY
                              ---------------------------------------------------
                                         ALL AMERICA,
                                          COMPOSITE,
                                            BOND,                                                 FIDELITY
                                           MID-TERM       MID-CAP                   ------------------------------------
                                          BOND, AND        EQUITY                     VIP                         VIP
                               MONEY      SHORT-TERM     INDEX AND     AGGRESSIVE   EQUITY-          VIP         ASSET
                               MARKET        BOND       EQUITY INDEX     EQUITY      INCOME       CONTRAFUND    MANAGER
                              --------   ------------   ------------   ----------   --------      ----------    --------
PARTICIPANT TRANSACTION
  EXPENSES
  Sales Load or Deferred
    Sales Load..........        None         None          None            None       None            None        None
  Surrender or Exchange
    Fees................        None         None          None            None       None            None        None
ANNUAL CONTRACT
  FEE(1)................       $  24        $  24         $  24           $  24      $  24           $  24       $  24
                               =====        =====         =====           =====      =====           =====       =====
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Expense Risk Fee......        .15%         .15%          .15%            .15%       .15%            .15%        .15%
                               -----        -----         -----           -----      -----           -----       -----
  Account Fees and
    Expenses
      Administrative
        Charges (after
        fee
       reductions)(2)...        .40%         .40%          .40%            .40%       .30%            .30%        .30%
      Distribution
        Expense Charge..         .35          .35           .35             .35        .35             .35         .35
                               -----        -----         -----           -----      -----           -----       -----
    Total Account Fees
      and Expenses(2)...         .75          .75           .75             .75        .65             .65         .65
                               -----        -----         -----           -----      -----           -----       -----
  Total Separate Account
    Expenses............        .90%         .90%          .90%            .90%       .80%            .80%        .80%
                               =====        =====         =====           =====      =====           =====       =====
UNDERLYING FUND ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Management Fees.......        .25%         .50%         .125%            .85%       .48%            .58%        .53%
  Other Expenses (after
    reimbursement)(3)...        None         None          None            None        .10             .10         .11
                               -----        -----         -----           -----      -----           -----       -----
  TOTAL UNDERLYING FUND
    EXPENSES (AFTER
    REIMBURSEMENT)......        .25%         .50%         .125%            .85%       .58%(4)         .68%(4)     .64%(4)
                               =====        =====         =====           =====      =====           =====       =====


                                        SCUDDER                    AMERICAN
                          ------------------------------------    CENTURY VP    CALVERT
                          CAPITAL                                  CAPITAL       SOCIAL
                           GROWTH       BOND     INTERNATIONAL   APPRECIATION   BALANCED
                          --------    --------   -------------   ------------   --------
PARTICIPANT TRANSACTION
  EXPENSES
  Sales Load or Deferred
    Sales Load..........    None        None          None            None        None
  Surrender or Exchange
    Fees................    None        None          None            None        None
ANNUAL CONTRACT
  FEE(1)................   $  24       $  24         $  24           $  24       $  24
                           =====       =====         =====           =====       =====
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Expense Risk Fee......    .15%        .15%          .15%            .15%        .15%
                           -----       -----         -----           -----       -----
  Account Fees and
    Expenses
      Administrative
        Charges (after
        fee
       reductions)(2)...    .40%        .40%          .40%            .15%        .40%
      Distribution
        Expense Charge..     .35         .35           .35             .35         .35
                           -----       -----         -----           -----       -----
    Total Account Fees
      and Expenses(2)...     .75         .75           .75             .50         .75
                           -----       -----         -----           -----       -----
  Total Separate Account
    Expenses............    .90%        .90%          .90%            .65%        .90%
                           =====       =====         =====           =====       =====
UNDERLYING FUND ANNUAL
  EXPENSES
  (as a percentage of
    average net assets)
  Management Fees.......    .46%        .48%          .84%           1.00%        .70%
  Other Expenses (after
    reimbursement)(3)...     .04         .09           .16            None         .18
                           -----       -----         -----           -----       -----
  TOTAL UNDERLYING FUND
    EXPENSES (AFTER
    REIMBURSEMENT)......    .50%(5)     .57%(5)      1.00%(5)        1.00%        .88%(6)
                           =====       =====         =====           =====       =====

   ------------------------------------
  (1) You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. The above table reflects for each Separate Account Fund the full monthly charge, as though you had allocated the entire Account Balance only to that Fund. An employer under a TDA Contract or a SEP-IRA or SIMPLE IRA Contract may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We waive the monthly charge in some circumstances. SEE "Charges You Will Pay--Administrative Charges".

  (2) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to .25% for administrative expenses, and the transfer agent and distributor for the Fidelity Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, and the administrative expense for these Funds would be .40% if the reimbursement arrangements ended. SEE "Charges You Will Pay--Administrative Charges".

  (3) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. The prospectuses of the Underlying Funds more fully describe the Funds' management fees and other expenses.

  (4) A portion of the brokerage commissions that the Fidelity Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances reduces custodian and transfer agent expenses. These offsets may be discontinued at any time. Including these reductions, total operating expenses for the VIP Equity-Income, Contrafund and Asset Manager Portfolios for 2001 would have been .57%, .64% and .63%, respectively.

  (5) The Portfolios' investment adviser reimbursed certain costs incurred in connection with a reorganization. The total operating expenses before this reimbursement for 2001 of the Scudder Capital Growth Portfolio, Scudder Bond Portfolio and Scudder International Portfolio were .52%, .58% and 1.01%, respectively.

  (6) "Other Expenses" reflects an indirect fee, and the Portfolio's total operating expenses for 2001 after reductions for fees paid indirectly would be 0.87%.

EXAMPLES
--------------------------------------------------------------------------------

The examples below show the expenses that you would pay, assuming a $1,000 investment and a 5% annual rate of return on assets and assuming that current expense reimbursements continue for the periods shown. We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance at the end of the applicable time period.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
EXAMPLE FOR INVESTMENT COMPANY EQUITY INDEX AND MID-CAP
  EQUITY INDEX FUNDS
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $12        $37        $ 65       $148
EXAMPLE FOR INVESTMENT COMPANY ALL AMERICA, BOND, SHORT-TERM
  BOND, MID-TERM BOND AND COMPOSITE FUNDS
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $16        $49        $ 86       $196
EXAMPLE FOR INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $19        $60        $106       $241
EXAMPLE FOR INVESTMENT COMPANY MONEY MARKET FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $13        $41        $ 72       $164
EXAMPLE FOR SCUDDER CAPITAL GROWTH FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $16        $49        $ 86       $196
EXAMPLE FOR SCUDDER BOND FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $16        $51        $ 90       $205
EXAMPLE FOR SCUDDER INTERNATIONAL FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $21        $65        $114       $260
EXAMPLE FOR FIDELITY VIP EQUITY-INCOME FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $15        $48        $ 85       $193
EXAMPLE FOR FIDELITY VIP II CONTRAFUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $16        $52        $ 91       $206
EXAMPLE FOR FIDELITY VIP II ASSET MANAGER FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $16        $50        $ 88       $201
EXAMPLE FOR CALVERT SOCIAL BALANCED FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $19        $61        $108       $245
EXAMPLE FOR AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
  Expenses on a $1,000 investment, assuming a 5% annual
    return on assets:.......................................    $19        $59        $103       $235

These examples are to assist you in understanding the various costs and expenses that you will pay, directly or indirectly, under a Contract. The examples reflect the expenses of the Separate Account, as well as those of the Underlying Funds as they were for the year ended December 31, 2001. ACTUAL EXPENSES FOR SUBSEQUENT PERIODS MAY BE GREATER OR LESS THAN THE EXPENSES ON WHICH WE BASED THE EXAMPLES.

We assumed a 5% annual rate of return in the examples for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE. Each example also assumed an annual contract fee of $1.24 per $1,000 of value in the Separate Account Fund, based on an average Account Balance of $19,428. The expenses shown do not include any premium taxes that may be payable.

ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                   SUMMARY OF INFORMATION IN THIS PROSPECTUS
--------------------------------------------------------------------------------

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACTS WE OFFER
--------------------------------------------------------------------------------

We offer the group and individual variable accumulation annuity contracts described in this Prospectus to assist with retirement and long-term financial planning. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PURCHASE OF A CONTRACT; PARTICIPATION." The three types of contracts are:

1.  TAX DEFERRED ANNUITY CONTRACTS (TDA CONTRACTS).
We issue TDA Contracts to Contractholders that have adopted plans under
Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents a Section 501(c)(3) tax-exempt organization or eligible public school or college or its employees.

You make Contributions under a TDA Contract through a voluntary salary reduction agreement with your employer. Under Section 403(b) of the Code, you may defer recognition of the Contributions you make by salary reduction, within certain limits, for Federal income tax purposes.

2.  INDIVIDUAL RETIREMENT ANNUITY CONTRACTS (IRA CONTRACTS).
Individuals may purchase IRA Contracts for retirement savings. A married individual who is not a wage earner may purchase an IRA Contract (a spousal
IRA), and the individual's spouse (if a wage earner) may make Contributions on behalf of the non-wage earning spouse. Individuals who have adjusted gross income for Federal income tax purposes below certain levels are eligible to purchase Roth IRAs.

An individual may purchase an IRA Contract directly from us, and must designate whether the Contract is a Traditional IRA or a Roth IRA. An employee may purchase a SEP IRA Contract under a Simplified Employee Pension (SEP) or may purchase a SIMPLE IRA Contract under a Savings Incentive Match Plan for Employees (SIMPLE), if the individual's employer has established one of those plans.

For Federal income tax purposes:

   - You may be able to deduct Contributions under a Traditional IRA Contract or SEP IRA Contract, but there are limits on the amount that you may deduct and restrictions on who may deduct IRA contributions. REFER TO "FEDERAL TAX INFORMATION--TRADITIONAL IRA AND SEP IRA
     CONTRACTS--DEDUCTION OF CONTRIBUTIONS FROM GROSS INCOME".

   - You may not deduct Contributions under a Roth IRA for Federal income tax purposes.

   - You may exclude Contributions to a SIMPLE IRA from gross income for Federal income tax purposes, within certain limits.

Under an IRA Contract (other than a Roth IRA), you do not pay Federal income tax on the earnings from Contributions until you begin receiving Annuity Payments or otherwise withdraw all or a portion of your Account Balance. Under a Roth IRA, you may withdraw earnings tax-free if the Roth IRA Contract is at least five years old and you are 59 1/2 years old or older, or in certain other circumstances. REFER TO "FEDERAL TAX INFORMATION".

3.  FLEXIBLE PREMIUM ANNUITY CONTRACTS (FPA CONTRACT).
Individuals may purchase FPA Contracts to accumulate assets for retirement. If you are an individual (not a corporation, for example), you make Contributions to an FPA Contract with "after-tax" dollars. In other words, you may not deduct or exclude the amount of the Contributions from your income for Federal income tax purposes. If you are an individual, you do not pay Federal taxes on the earnings on Contributions to an FPA Contract until you begin to receive Annuity Payments or otherwise withdraw all or a portion of your Account Balance, in most circumstances. REFER TO "FEDERAL TAX INFORMATION".

An employer may purchase FPA Contracts to serve as a depository for the employer's deferred compensation obligations to employees. There is no deferral of Federal income taxation of the earnings on Contributions for employers who purchase FPA Contracts for deferred compensation obligations or for other Contractholders who are not individuals. REFER TO "FEDERAL TAX INFORMATION".

CONTRIBUTIONS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

You may make Contributions at whatever times you select, but the timing will be based on your payroll period if you make Contributions under a salary reduction or payroll deduction agreement with your employer. The Code limits the amount of Contributions to an IRA or TDA Contract, as described below.

MINIMUM REQUIRED. We from time to time will establish the minimum Contribution that you may make under the Contracts. Currently, the minimum Contribution is $10, except that there is no minimum for employer contributions under SEP IRAs or for employer or Participant Contributions under SIMPLE IRAs. Your Plan may require that your Contributions under a TDA Contract total $200 or more each year.

WHO MAY MAKE CONTRIBUTIONS. The persons who may make Contributions, and the manner in which Contributions should be sent to us, are as follows.

   - Under an FPA Contract or under an IRA Contract other than a SIMPLE IRA, you may make Contributions directly to us.

   - Under an FPA Contract or Traditional IRA Contract, you may make Contributions through a payroll deduction agreement with your employer.

   - Under a TDA Contract or SIMPLE IRA Contract, you may make Contributions only by salary reduction agreement with your employer.

   - For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on your behalf, within the limits established by the Code.

   - Under a SIMPLE IRA, an employer must match certain Contributions by an employee or make a Contribution for each employee who is eligible to contribute under the SIMPLE.

We must receive each Contribution for you at our home office, along with sufficient information to identify the person for whom the Contribution is made, before we can credit the Contribution to your Account Balance. If an employer sends us Contributions, we will apply the Contributions when we receive the amounts at our home office or receive them by wire transfer of Federal funds into our designated bank account. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".

TDA CONTRACT--LIMITS ON AMOUNTS. The maximum annual Contributions under TDA Contracts are those amounts the Code permits for Plans. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".

IRA CONTRACT--LIMITS ON AMOUNTS. The aggregate amount that you may contribute to a Traditional IRA, SEP IRA and/or Roth IRA Contract is $3,000 for the years 2002 through 2004, $4,000 for the years 2005 through 2007 and $5,000 for years 2008 and 2009 (indexed for inflation in subsequent years), or 100% of your compensation for the year if your compensation is less than the limit for the year. You may contribute an additional amount to a spousal IRA up to the limit for the year (as long as you have compensation at least equal to the additional amount), minus any contribution your spouse makes to the spousal IRA. Individuals who are age 50 or older may make an additional contribution of $500 per year for 2002 through 2005 and $1,000 per year for 2006 and later years. For Roth IRAs, these amounts are reduced or eliminated for Participants at certain Federal adjusted gross income levels. Under a SIMPLE IRA, you may contribute up to $7,000 for 2002 (increasing in $1,000 increments each year through 2005 and indexed for inflation in later years). In addition to these limits, Participants who are age 50 or older may make an additional contribution of $500 in 2002 (increasing in $500 increments each year through 2006 and indexed for inflation in later years). Your contributions will be through a salary reduction agreement with the employer. You also may make Contributions by "rollover" to certain IRA Contracts. REFER TO "PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS--PAYMENT OF CONTRIBUTIONS" AND "FEDERAL TAX INFORMATION".

If you have reached the age of 70 1/2, you may no longer make Contributions (except by rollover from another IRA contract or eligible employer retirement plan) to a Traditional IRA or SEP IRA Contract. There is no Participant age limit for Contributions under a Roth IRA or a SIMPLE IRA, or for employer contributions to a SEP IRA.

FPA CONTRACT--LIMITS ON AMOUNTS. There is no limit on the amount of Contributions that you may make to an FPA Contract if you are an individual.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

You may allocate Contributions among the General Account and one or more of the Separate Account Funds (unless your Plan restricts use of any Alternative). You may change your allocation instructions at any time for future Contributions.

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer to "Our General Account" for a brief description of the General Account.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

UNDERLYING FUNDS INVESTED IN BY THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Separate Account Funds currently invest in seventeen Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds Invested in by Our Separate Account" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.

CHARGES UNDER THE CONTRACTS
--------------------------------------------------------------------------------

We deduct several charges from the net assets of each Separate Account Fund. REFER TO "CHARGES YOU WILL PAY". The charges include:

   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. Under a TDA Contract, if your employer uses our Hotline system we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants. REFER TO "CHARGES YOU WILL PAY--ADMINISTRATIVE CHARGES".

EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

ACCESS TO YOUR ACCOUNT BALANCE BY TRANSFERS, WITHDRAWALS OR LOANS
--------------------------------------------------------------------------------

During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives. If you have an outstanding loan under a TDA Contract, your Account Balance

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in the General Account after a transfer must be at least equal to the loan collateral amount. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under all Contracts except TDA Contracts. A TDA Participant generally may not withdraw Account Balance until the Participant has reached the age of 59 1/2, under restrictions in the Code and the TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS".

You may have taxable income upon any withdrawal of your Account Balance, except in the case of certain withdrawals from Roth IRA Contracts. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals, and in certain cases the nontaxable portion of withdrawals from Roth IRAs, may be subject to a 10% tax penalty, or 25% for SIMPLE IRAs in limited cases. The tax penalty is not due if you have reached the age of 59 1/2, are disabled or in certain other circumstances (including special rules for IRA Contracts). REFER TO "FEDERAL TAX INFORMATION".

The Code imposes minimum distribution requirements for IRA Contracts, other than Roth IRAs, and for TDA Contracts when you reach a certain age or in some other circumstances. You may be required to make partial withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We currently do not assess a charge for transfers under the Contracts. We reserve the right, however, to impose a charge for transfers in the future.

We make available a loan option under TDA Contracts. If you have a loan under a TDA Contract, we restrict your transfers or withdrawals from the General Account of the loan collateral amount.

OUR SPECIFIED PAYMENTS OPTION. You may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. Under an FPA or IRA Contract, you must be age 59 1/2 or older to elect this Option. Under a TDA Contract, to elect this Option you must either have reached age 59 1/2 or terminated employment with the Plan sponsor after reaching age 55.

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

IN WRITING. You may give instructions in writing on our forms to change your allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make any withdrawals of Account Balance. If you are married and under a TDA Plan, you may need the written consent of your Eligible Spouse for any withdrawal. REFER TO "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our 800 number or web site to place orders for the transfer of Account Balance to the Scudder International Fund. If you are a TDA Participant, you should make withdrawal requests to our Regional Office that services your Plan, and you may not make withdrawals by telephone or Internet. You may not request rollover of an IRA Contract by telephone or Internet. REFER TO "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487. You may check the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes and for your Contributions, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or

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you will give up your right to have us correct the error. REFER TO
"ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".

DEATH BENEFITS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. Under an FPA Contract when you are not the Annuitant, we will pay the death benefit upon the first to occur of your death and the Annuitant's death.

The death benefit amount will be your Account Balance as of the date we receive proof of your death (or the death of the Annuitant, if different) and the election of the Beneficiary(ies) telling us how we should pay the death benefit. The Beneficiary selects the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. Under an FPA or IRA Contract, if your Eligible Spouse is the Beneficiary and the death benefit is due upon your death, your surviving spouse may be able to continue the Contract instead of receiving a death benefit. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD".

ANNUITANTS AND BENEFICIARIES
--------------------------------------------------------------------------------

Under a TDA Contract or IRA Contract, you must be the Annuitant. Under an FPA Contract, you may be the Annuitant or may name another person as the Annuitant, and you may not change the Annuitant once you have named the Annuitant. When a Beneficiary elects to receive a death benefit due in the form of an annuity, the Beneficiary may be the Annuitant or may name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant.

You may designate a Beneficiary or Beneficiaries to receive any death benefit due during the Accumulation Period or to receive any remaining payments (or their commuted value) due during the Annuity Period. You may change the Beneficiary by giving us written notice on a form we provide. A TDA Plan may provide that if you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary. REFER TO "ADMINISTRATIVE MATTERS--DESIGNATION OF BENEFICIARY".

ANNUITY COMMENCEMENT DATE AND AMOUNT OF MONTHLY ANNUITY PAYMENT
--------------------------------------------------------------------------------

Under IRA and TDA Contracts, the Annuity Commencement Date must be after you have reached the age of 55. Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payment, for the form of annuity you select, will never be less favorable than the guaranteed rate in the Contract. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE". You may choose to make withdrawals of your Account Balance, instead of electing to receive Annuity Payments.

FORMS OF ANNUITY AVAILABLE. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent Annuitant if a joint and survivor annuity) dies before the minimum period has ended, the Beneficiary will receive the remaining Annuity Payments due. A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant.

You may select the annuity form when you designate the Annuity Commencement Date. A TDA Plan may require that if you are married, you will receive a joint and survivor annuity with your Eligible Spouse, unless the Eligible Spouse consents in writing to another form of annuity. REFER TO "YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE--AVAILABLE FORMS OF ANNUITY".

CANCELLATION RIGHT
--------------------------------------------------------------------------------

You may surrender for cancellation an IRA or FPA Contract or a TDA Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We are a mutual life insurance company organized under the laws of the State of New York. We are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022. The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.

We provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2001, we had total assets, on a consolidated basis, of approximately $10.4 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE
--------------------------------------------------------------------------------

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 INDEX).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.

ALL AMERICA FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

COMPOSITE FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Composite Fund seeks to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

------------------------
* "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

MONEY MARKET FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Money Market Fund seeks the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

SCUDDER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index. In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

SCUDDER BOND PORTFOLIO
--------------------------------------------------------------------------------

The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 20% of its assets in foreign debt securities.

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SCUDDER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIDELITY VIP CONTRAFUND PORTFOLIO
--------------------------------------------------------------------------------

The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIDELITY VIP ASSET MANAGER PORTFOLIO
--------------------------------------------------------------------------------

The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

CALVERT SOCIAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION
--------------------------------------------------------------------------------

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if

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any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for approximately 10% of the net assets of the All America Fund.

SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

FIDELITY PORTFOLIOS: The Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                              CHARGES YOU WILL PAY
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGES
--------------------------------------------------------------------------------

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

   - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

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PARTICIPANT CHARGE.  We make an additional deduction for administrative expenses each month from each Participant's Account Balance, except that under a TDA Contract, the employer may elect to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400.

We waive the charge under a TDA Contract for any month if:

   - You are paying the monthly charge under another TDA Contract or a 403(b) Thrift Contract with us; OR

   - Your employer uses our Hotline system and during that month the employer's Contract assets were at least $5 million or there were at least 500 active Participants under the Contract.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (SEE the Statement of Additional Information for the order of the Funds.)

DISTRIBUTION EXPENSE CHARGE
--------------------------------------------------------------------------------

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% to cover anticipated distribution expenses.

EXPENSE RISK CHARGE
--------------------------------------------------------------------------------

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EXPENSES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.

You should refer to "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

PREMIUM TAXES
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your or your employer's Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Contributions prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

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                 PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS
--------------------------------------------------------------------------------

PURCHASE OF A CONTRACT; PARTICIPATION
--------------------------------------------------------------------------------

TDA CONTRACT. We issue TDA Contracts to employers or other entities that are seeking a funding vehicle for group tax-sheltered annuity purchase arrangements established under Section 403(b) of the Code. Contractholders must be organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges, or associations that represent such entities or their employees.

If you are an employee of an employer that has adopted a tax-sheltered annuity purchase arrangement funded by a TDA Contract, you may become a Participant by completing our application form.

IRA CONTRACT. We issue IRA Contracts to individuals. Each purchaser must complete the prescribed application and make an initial Contribution of at least the minimum required amount. We do not, however, require an initial Contribution for SEP IRA Contracts or SIMPLE IRA Contracts.

To purchase a Roth IRA, an individual must have Federal adjusted gross income below a certain level and must designate the Contract as a Roth IRA. To purchase a SEP IRA or SIMPLE IRA, the individual must be eligible to participate in the SEP or SIMPLE adopted by the individual's employer.

The Code provides for certain tax benefits for IRAs, and purchase of our IRA Contract will not result in additional tax benefits for the purchaser.

FPA CONTRACT. We issue FPA Contracts to individuals. Each purchaser must complete the prescribed application and make an initial Contribution of at least the minimum required amount. We also may issue an FPA Contract to a tax-exempt organization, which may use the Contract to accumulate funds to meet its deferred compensation obligations.

A person to whom we issue an FPA Contract, whether or not such person is the Annuitant, will be the owner of the Contract and will possess all the rights under the Contract. For example, the employer to whom we issue an FPA Contract for deferred compensation purposes is the owner of the Contract and may receive all payments under the Contract.

ACCEPTANCE OF INITIAL CONTRIBUTIONS. When we receive your completed application, together with an initial Contribution (when required) and any other necessary information, we will accept the application and Contribution and issue the IRA or FPA Contract or TDA Certificate, or reject them, within two business days of receipt. If you did not properly complete the application, we will retain the Contribution for up to five business days while we attempt to obtain the information necessary to complete the application. We will accept the Contribution within two business days after we receive the completed application.

If we do not receive a completed application for you within five business days, we will return the Contribution at the end of that period unless we obtain consent to hold the Contribution for a longer period from you, if the application is for an FPA or IRA Contract where you send Contributions directly to us, or we notify your employer on your behalf if the application is for an IRA or FPA Contract or for participation under a TDA Contract where your employer sends Contributions to us. We enter into agreements with employers that use our electronic processing system and that make Contributions to a SEP IRA or SIMPLE IRA or that have payroll deduction or salary reduction programs for the forwarding of application information and Contributions to us.

CANCELLATION OF CONTRACT. You may surrender a TDA Certificate, IRA Contract or FPA Contract for cancellation within ten days after receipt. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any Contributions that were sent to us by your employer on your behalf.

PAYMENT OF CONTRIBUTIONS
--------------------------------------------------------------------------------

TDA CONTRACTS. You make Contributions under a salary reduction arrangement you enter into with your employer. In addition, we also will accept on your behalf a single sum transfer from any tax-deferred annuity arrangement maintained under
Section 403(b) of the Code or certain custodial accounts maintained under
Section 403(b)(7) of the Code.

The amount of your Contributions may not be greater than the amount permitted under applicable Federal law (SEE "Federal Tax Information"). A Plan may require a minimum Contribution per year of $200 for each Participant. We will not accept Contributions for you if you have terminated participation under the Contract or if the TDA Contract has been discontinued.

IRA CONTRACTS. The method of making Contributions depends on the type of IRA Contract.

   - For Traditional IRA, Roth IRA and SEP IRA Contracts, you may make Contributions directly to us.

   - Under a Traditional IRA Contract or Roth IRA Contract, you also may make Contributions under a payroll deduction agreement between you and your employer, in which case the employer forwards to us on your behalf the amounts deducted from your salary.

   - For a SIMPLE IRA Contract, you may make Contributions only by salary reduction under the SIMPLE adopted by your employer.

The Code limits the amount of your total Contributions (excluding rollovers) under a Traditional IRA, SEP IRA or Roth IRA Contract during a tax year to the LESSER of $3,000 for the years 2002 through 2004, $4,000 for the years 2005 through 2007 and $5,000 for years 2008 and 2009 (indexed for inflation in subsequent years) and 100% of your compensation for that year. Individuals who are age 50 or older may make an additional contribution of $500 per year for 2002 through 2005 and $1,000 per year for 2006 and later years.

The Code limits the amount of Contributions to a Roth IRA as follows:

   - A single individual with adjusted gross income of $95,000 or less, and a married individual who files a joint tax return with adjusted gross income of $150,000 or less, may contribute up to the applicable limit for a year to a Roth IRA. This amount is reduced by contributions to other IRAs during the tax year, other than rollovers and salary reduction contributions to a SIMPLE.

   - The applicable Roth IRA contribution limit for a year declines in fixed amounts until it becomes zero for a single individual with adjusted gross income between $95,000 and $110,000 and for a married individual filing a joint return with adjusted gross income between $150,000 and $160,000.

The Code limits Participant Contributions to a SIMPLE IRA, as follows:

   - You may contribute up to $7,000 for 2002 (increasing in $1,000 increments each year through 2005 and indexed for inflation in later years) or 100% of compensation if less. In addition, Participants who are age 50 or older may make an additional contribution of $500 per year for 2002 through 2005 and $1,000 per year for 2006 and later years.

   - If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is the applicable limit for a year for the salary reduction arrangements.

Code provisions also regulate an employer's Contributions to a SIMPLE IRA:

   - An employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. The employer does not have to match additional contributions made by Participants age 50 or older.

   - Instead of matching a Contribution, the employer may make a "nonelective" Contribution to each Participant's SIMPLE IRA. The amount of the nonelective Contribution is equal to 2% of compensation for each eligible employee, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $200,000 for 2002 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective Contribution instead of matching Contributions for the coming year.

Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 15% of the employee's compensation (with compensation limited to $200,000 for 2002, to be adjusted for inflation in future years), but not more than $40,000 for 2002. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the employee.

At any age you may make Contributions to a Roth IRA, as long as you are eligible based on Federal adjusted gross income requirements. You may not make any Contributions to a Traditional IRA or SEP IRA Contract beginning in the tax year you reach age 70 1/2, with the following exceptions:

   - You may purchase an IRA Contract, or you may use an existing IRA Contract, to receive rollover Contributions from certain other plans, as described below, even after age 70 1/2.

   - An employer may make contributions for its employee under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has reached age 70 1/2.

You may make Contributions to an IRA Contract (other than a SIMPLE IRA) by ROLLOVER of eligible distributions from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code, under the following rules:

   - Generally, amounts that you roll over will not be subject to the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made for the same tax year as the rollover.

   - Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), pension and profit-sharing plans, including 401(k) plans, under Code
     Section 401(a) and Eligible Deferred Compensation plans of a governmental employer under Code Section 457(b). (Withdrawals from a Section 457(b) plan if you have not yet reached age 59 1/2 are not subject to a 10% tax penalty, but withdrawals from an IRA or other eligible plan after rollover from a Section 457(b) plan are subject to this penalty.) Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. SEE "Federal Tax Information-- Obtaining Tax Advice".

   - You may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

Special rules apply for rollovers to a Roth IRA or for conversions from a Traditional IRA to a Roth IRA. If you have adjusted gross income of $100,000 or less for a tax year (and if you are married, do not file a separate Federal income tax return), you can roll over or "convert" a Traditional IRA to a Roth IRA Contract, subject to the following:

   - You may not directly transfer distributions from an employer-sponsored plan to a Roth IRA, but you may roll over eligible distributions first to a Traditional IRA and subsequently to a Roth IRA.

   - You must include in gross income amounts rolled over from a Traditional IRA to a Roth IRA (excluding "after-tax" Contributions), but no early withdrawal penalty applies to the taxable amount.

   - You will owe a penalty tax on withdrawals of amounts that were rolled over to a Roth IRA from a Traditional IRA if the withdrawal is made within five tax years after the rollover, even if the amount withdrawn is nontaxable. SEE "Federal Tax Information--Roth IRA Contracts-- Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions".

   - Individuals considering converting or rolling over a Traditional IRA to a Roth IRA should take into account various issues, including state and local tax consequences. SEE "Federal Tax Information--Obtaining Tax Advice."

In certain circumstances, Federal income tax law permits you to change or "recharacterize" the type of IRA contribution you made from a Roth IRA contribution to a Traditional IRA contribution or vice versa.

FPA CONTRACT. You may make Contributions directly to us, or your employer may make Contributions to us on your behalf under a payroll deduction agreement. You may make Contributions at whatever intervals and in whatever amounts you select, except that each Contribution must be at least $10. (From time to time we may change this minimum.)

If an employer purchases an FPA Contract as a depository for employee deferred compensation obligations that do not constitute deferrals under an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are no limits on the amount of compensation that employees may defer. However, if the employer is a tax-exempt entity other than a church, or a state or local government, amounts deferred under the employer's plan and held under the Contract are subject to a substantial risk of forfeiture by the employees, including by the claims of the employer's creditors.

If a tax-exempt organization purchases an FPA Contract as a depository for employee deferred compensation obligations in connection with a 457 plan that meets the requirements of an "eligible plan" under the Code, there are annual limits on the amount of total deferrals under the plan that may be made for employees. Contributions (total deferrals), which may be comprised of deferred salary amounts, employer contributions and/or other deferred compensation, for any employee during a calendar year are limited to the LESSER OF $11,000 (increasing in annual increments of $1,000 until the limit reaches $15,000 in 2006 and indexed for cost of living adjustments thereafter) AND 100% of the employee's includible compensation (as defined in the Code). Special "catch up" provisions during the last three years before an employee's normal retirement age under the plan may increase the annual limit to the LESSER OF double the otherwise applicable annual limit AND the aggregate amount unused by the employee under limits in prior years while eligible under the plan. Deferral limits for eligible 457 plans are not reduced by contributions to other retirement plans or arrangements such as 403(b) plans, SEP-IRAs or SIMPLE IRAs or 401(k) plans. A Contract is subject to the claims of the employer's creditors until the Account Balance is made available or distributed to an employee.

ALLOCATION OF CONTRIBUTIONS
--------------------------------------------------------------------------------

You may allocate Contributions among the Investment Alternatives, except that a TDA Plan may limit use of Separate Account Funds in some circumstances.

We receive your Contribution when your check is delivered to our home office or your employer transfers Federal funds into the bank account we have designated for the employer's use. We will allocate a Contribution when we receive it according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each Contribution to be allocated to each of the Investment Alternatives. The percentages you give us must add up to 100%.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (SEE "Charges You Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS
--------------------------------------------------------------------------------

When you allocate Contributions to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the Contribution or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY
--------------------------------------------------------------------------------

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

YOUR RIGHT TO MAKE WITHDRAWALS, INCLUDING BY SPECIFIED PAYMENTS
--------------------------------------------------------------------------------

Under an IRA or FPA Contract, you may withdraw your Account Balance in whole or in part, at any time during the Accumulation Period.

Under a TDA Contract, your right to withdraw all or any portion of your Account Balance is restricted by Federal tax law. If you are under age 59 1/2, you will not be able to withdraw Account Balance, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account Balance by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, consent of your Eligible Spouse may be required for withdrawals under TDA Contracts.

A full withdrawal results in a surrender of your IRA or FPA Contract or a termination of your participation under a TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

SPECIFIED PAYMENTS OPTION. If you have reached age 59 1/2, or if you are under a TDA Contract and ended your employment with the employer after first reaching age 55, you may elect to make withdrawals of Account Balance by telling us a set amount to be withdrawn each month. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken. We will send the Specified Payments to you, except that we will send the Specified Payments to the Annuitant if you have an FPA Contract and have named someone else as the Annuitant.

When you are receiving Specified Payments under a TDA Contract, you may not make Contributions and your employer may not make Contributions on your behalf. When you are receiving Specified Payments under an IRA or FPA Contract, you may not make payroll deduction Contributions, but you (and your employer under an IRA) may make single sum Contributions. You also may transfer Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

   - your death;

   - our receipt of your written request to change or end the Specified
     Payments;

   - the decline in your Account Balance (or in any Investment Alternative that you have designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

   - your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, the Specified Payments for the year should at least total the minimum required annual distribution. (SEE "Federal Tax Information--Minimum Distributions Under TDA and IRA Contracts.")

INCOME TAX CONSEQUENCES OF WITHDRAWALS. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You will be taxed at ordinary income tax rates on the portion of your withdrawal that is taxable. You will not be taxed on the amount of any Contributions you made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (SEE "Federal Tax Information").

Your withdrawals under a Roth IRA Contract that are made after the five year period beginning with the tax year in which the Roth IRA Contract was first issued are not taxable if:

   - you have reached age 59 1/2, or

   - the withdrawals are to pay for qualified first-time home buyer expenses of up to $10,000 per lifetime, or

   - you have died or become disabled.

A withdrawal that does not meet these requirements is nevertheless not taxable if it is not more than the amount of your Contributions to the Roth IRA and contributions to other Roth IRAs you own. SEE the discussion on Roth IRA Contracts under "Federal Tax Information".

PENALTY TAX ON TAXABLE PORTION OF WITHDRAWALS AND ON CERTAIN ROTH IRA WITHDRAWALS. There is a 10% Federal penalty tax on the taxable amount of withdrawals you make during the Accumulation Period, unless

   - you have reached age 59 1/2,

   - you are disabled or have died,

   - the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or

   - in certain other circumstances. SEE "Federal Tax Information for Participants" for a listing of other circumstances when the penalty is not due.

The 10% penalty you pay increases to 25% if you make a withdrawal from a SIMPLE IRA during the first two years of your participation in the employer's SIMPLE.

You may owe a 10% penalty tax on withdrawals of amounts that you converted or rolled over to a Roth IRA from a Traditional IRA, even though the withdrawal is tax-free to you. SEE "Federal Tax Information".

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

   - the dollar amount to be taken from each Investment Alternative,

   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

LOANS UNDER A TDA CONTRACT
--------------------------------------------------------------------------------

We make available a loan option under a TDA Contract. You have the right to borrow funds using your Account Balance as collateral. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms. We will transfer an amount sufficient to serve as collateral for your loan from the Separate Account to the General Account, unless you already have allocated the necessary Account Balance to the General Account. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no income tax consequences to you from obtaining a loan under the TDA Contract, unless you do not make repayments when they are due.

DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

We will pay a death benefit to your Beneficiary during the Accumulation Period upon your death or, under an FPA Contract when you are not the Annuitant, upon the death of either you or the Annuitant, whichever comes first. Under a TDA Contract, the employer's Plan may require you, if you are married, to have your Eligible Spouse as the Beneficiary, unless you designate a different Beneficiary with the written consent of your spouse. See "Administrative Matters--Designation of Beneficiary".

We will pay the death benefit after we have received at our Home Office:

   - due proof of your (or under an FPA Contract, if different, the Annuitant's) death;

   - notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

   - all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death. (If you were the Annuitant and your Eligible Spouse is the Beneficiary, special rules apply as described below).

FORM OF PAYMENT OF DEATH BENEFIT. The Beneficiary will elect the form of death benefit. Payout options include a lump sum or annuity payments, but the Code imposes special requirements on the payment of a death benefit, as described below.

In addition, Participants under IRA Contracts (other than Roth IRAs) and TDA Contracts are required to begin taking minimum distributions after they reach a certain age (called the REQUIRED BEGINNING DATE), and certain requirements depend on whether the Participant had reached that age at the time of death. When minimum distribution requirements are applicable, they can be satisfied by withdrawals from other eligible IRA or TDA contracts, as the case may be. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information-- Minimum Distributions under TDA and IRA Contracts".

In general, any method of distribution that a Beneficiary selects must comply with ONE of the following.

(a) FIVE YEAR RULE. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five years after the Participant's death (or Annuitant's death, if applicable), unless we pay the death benefit in accordance with (b) or (c) below.

(b) LIFE ANNUITY RULE. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of your (or the Annuitant's) death and are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c) BENEFICIARY IS YOUR ELIGIBLE SPOUSE. Your spouse may be able to continue an FPA or IRA Contract.

   - Under an FPA Contract when you are the Annuitant, a Beneficiary who is your Eligible Spouse may choose to be considered as the Participant for purposes of determining when distributions must begin. In effect, your spouse can be substituted as the Participant under the FPA Contract, and the death benefit distribution requirements will not apply until the spouse's death.

   - Under an IRA Contract, the spouse may use your Required Beginning Date for determining when minimum distributions must begin. Alternatively, the spouse may take over the IRA Contract and make Contributions to the Contract, in which case the minimum distribution rules will be based on the spouse's Required Beginning Date, and the death benefit distribution requirements will not apply until the spouse's death.

DISCONTINUANCE OR TERMINATION OF CONTRACTS OR PARTICIPATION
--------------------------------------------------------------------------------

DISCONTINUANCE OF TDA CONTRACTS. A Contractholder may discontinue a TDA Contract on the first of a month with at least 31 days notice to us. We may discontinue all or part of a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder does not follow the terms of the Contract, or (2) we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification. We also have the right to discontinue a Contract if a Contractholder for an entire Plan Year does not send us any Contributions for Participants. When a TDA Contract is discontinued:

   - The Contractholder's obligations under the Contract continue, except that the Contractholder may not send us any more Contributions.

   - Amounts accumulated for Participants remain under the Contract, until withdrawn or transferred.

   - We may transfer all amounts accumulated under the Contract to another insurance company or other financial institution. A transfer will require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals). The transfer to another insurance company or financial institution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer, including individual consents.

TERMINATION OF PARTICIPATION UNDER TDA CONTRACTS. Your participation under a TDA Contract terminates if:

   - you are no longer eligible to participate under the Contract due to termination of employment with the Contractholder, including by death or retirement; or

   - you or the Contractholder gives us notice that you no longer desire to participate under the Contract; or

   - you do not make any Contributions for three consecutive years, your Account Balance is less than $2,000, and we elect to deem that a termination has occurred.

Contributions may no longer be made by you or on your behalf upon termination of your participation. Termination of participation will not deprive you of your Account Balance or change your rights to make transfers or withdrawals. Termination also will not prevent you from electing to receive Annuity Payments, or having a death benefit paid to your Beneficiary.

TERMINATION OF IRA AND FPA CONTRACTS. We may, in our sole discretion, return your Account Balance and terminate an IRA or FPA Contract prior to the Annuity Commencement Date if:

   - you have not made Contributions for three consecutive years,

   - your Account Balance is less than the specified minimum for FPA Contracts of $500 and for IRA Contracts of either $2,000 or the amount needed to provide monthly Annuity Payments of at least $20 under the form of annuity you selected, AND

   - you have reached the age 59 1/2.

Before we elect to terminate an IRA or FPA Contract, we will notify you of our intention to do so and provide a period of 90 days during which you may make additional Contributions to reach the specified minimum. We will pay your Account Balance to you in a single sum if we terminate your IRA or FPA Contract.

TDA CONTRACTS--NOTICE OF AMENDMENT AND OPTION TO DISCONTINUE. In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Contractholder who does not want the amendment to apply may, within 60 days, elect to discontinue the Contract and not have the amendment apply by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred.

SEP AND SIMPLE IRAS--NOTICE OF AMENDMENT AND OPTION TO TERMINATE. In certain instances, we will provide to Participants who have SEP or SIMPLE IRAs and to employers who have SEP or SIMPLE Plans a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Participant who does not want the amendment to apply may, within 60 days, elect to terminate the Contract and not have the amendment apply.

WHEN WE MAY POSTPONE PAYMENTS
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

   - The Commission by order permits postponement for the protection of Participants; or

   - An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

              YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

AMOUNT OF ANNUITY PAYMENTS
--------------------------------------------------------------------------------

At your Annuity Commencement Date, we will apply your Account Balance to purchase a stream of monthly Annuity Payments (an annuity). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your employer may no longer make Contributions on your behalf. You may elect to receive your Account Balance by making partial or full withdrawals, including under the Specified Payments Option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee payment, according to the form of annuity you select. The amount of the Annuity Payments depends on the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for the life of the Annuitant (or joint lives of the Annuitant and joint Annuitant).

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue to each Annuitant under a TDA Contract an individual certificate setting forth the amount and terms of payment of their annuity benefits. The benefits to which an IRA or FPA Contract Participant is entitled generally are set forth in the Contract we issue to you.

We will send Annuity Payments directly to Annuitants at their last known address, as filed with us by a Participant or Contractholder.

ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

You must notify us of the Annuity Commencement Date in advance, according to our procedures. For IRAs and SEP IRAs, we must receive notice of an election at least 30 days in advance.

TDA CONTRACTS.  You may elect an Annuity Commencement Date that is your:

   - normal retirement date (generally, when you reach age 65); or

   - early retirement date (up to 10 years before your normal retirement date, but you must be at least age 55); or

   - later retirement date (any time after your normal retirement date).

IRA CONTRACTS. You may elect an Annuity Commencement Date that is the first day of any calendar month on or after the date you attain age 55. For SEP IRAs and SIMPLE IRAs, the Annuity Commencement Date must be no EARLIER than the last to occur of the following: the first day of the calendar month in which you attain age 55, the 30th day following the day you stop working for the employer that sponsors the SEP or SIMPLE, or the 30th day following the day that we receive at our home office the last employer contribution due under the SEP or SIMPLE.

FPA CONTRACT. You may elect an Annuity Commencement Date that is the first day of any calendar month.

AVAILABLE FORMS OF ANNUITY
--------------------------------------------------------------------------------

For a TDA Contract, an employer's Plan may contain these special rules for determining the annuity form:

   - If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and Survivor Annuity, as described below, with your Eligible Spouse as joint Annuitant, unless you, at least ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your Eligible Spouse consents to the form selected.

   - If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a 10 Years Certain and Continuous Annuity form, as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

Under an IRA or FPA Contract, you select the form of annuity at the time you designate an Annuity Commencement Date.

You may select a form of annuity from the following list. You will be the Annuitant, unless under an FPA Contract you named someone else as the Annuitant.

TEN YEARS CERTAIN AND CONTINUOUS FORM. This annuity form provides for monthly Annuity Payments to the Annuitant, continuing until the LATER OF the month of the Annuitant's death and the end of 10 years (the certain period). If the Annuitant dies before the end of the 10 year certain period, the Annuitant's Beneficiary will receive the monthly Annuity Payments until the end of the 10 year period. If the Beneficiary dies before the end of the 10 year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by you.

JOINT AND 66 2/3% SURVIVOR LIFE WITH TEN YEAR PERIOD CERTAIN FORM. This annuity form provides a monthly Annuity Payment during the lifetime of the Annuitant and 66 2/3% of that monthly Annuity Payment to the joint Annuitant after the Annuitant's death if the joint Annuitant survives the Annuitant. If both the Annuitant and the joint Annuitant die before the end of the ten year period, payments continue in the amount last paid until the end of ten years (the certain period) to the Beneficiary. If a person named as an Annuitant's joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

FULL CASH REFUND FORM. This annuity form provides for monthly Annuity Payments to the Annuitant, continuing until the month of the Participant's death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. The Beneficiary may elect to receive the amount in a lump sum or as an annuity in the Ten Years Certain and Continuous Form.

We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

In addition to the forms of annuity listed above, we may in our discretion offer additional forms of annuity as of your Annuity Commencement Date. As of the date of this Prospectus, we are offering the following additional forms of annuity and have the right to discontinue offering these forms at any time.

PERIOD CERTAIN AND CONTINUOUS ANNUITY. Same as the Ten Years Certain and Continuous annuity above, except that the period may be for three or five years or for some other period we approve.

JOINT AND SURVIVOR LIFE WITH PERIOD CERTAIN ANNUITY: Same as the Joint and Survivor Life with Period Certain annuity above, except that the percentage to the contingent Annuitant may be 50%, 75% or 100%, rather than 66 2/3%, and the Period Certain may be different, as elected by the Annuitant.

JOINT AND SURVIVOR LIFE ANNUITY. Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the contingent Annuitant. There is no guaranteed minimum payment period.

NON-REFUND LIFE ANNUITY. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any contingent Annuitant or Beneficiary.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

If an Annuitant (and the joint Annuitant if the form is a joint annuity) dies on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were made. SEE "Available Forms of Annuity" above.

LUMP SUM FOR SMALL ANNUITY PAYMENTS
--------------------------------------------------------------------------------

TDA CONTRACTS. If your monthly Annuity Payment would be less than $20, or if you terminate employment and are eligible for a benefit that would be less than $20 a month under the Ten Years Certain and Continuous Form of Annuity (described above), we may elect to pay to you a single sum instead of providing Annuity Payments. The amount will be the Account Balance, except that we will not make a single sum payment if the amount due would exceed $5,000 (or such other maximum amount prescribed by law). We may make this payment on or before your Annuity Commencement Date.

IRA AND FPA CONTRACTS. Under IRA and FPA Contracts, if the annuity benefit payable would be less than $20 each month, we may elect to pay the Account Balance in a single payment to the Annuitant.

                              OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

SCOPE OF PROSPECTUS
--------------------------------------------------------------------------------

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION
--------------------------------------------------------------------------------

Amounts you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF A 3% EFFECTIVE ANNUAL YIELD. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. We will send you notice when we change the current rate.

For TDA Contracts, SEP and SIMPLE IRAs and payroll deduction IRA Contracts, when the employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, we reserve the right to credit a higher interest rate for amounts allocated to the General Account than the rate otherwise set.

You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

You may transfer any portion of your Account Balance to or from the General Account and, to the extent permitted by the Code and the Plan, may withdraw any portion of your Account Balance from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS
--------------------------------------------------------------------------------

CONTACTING MUTUAL OF AMERICA
--------------------------------------------------------------------------------

Participants and TDA Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone, as described below. Our home office address is:

                    Mutual of America Life Insurance Company
                                320 Park Avenue
                            New York, New York 10022

You can check the address for your Regional Office by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

TRANSFERS, ALLOCATION CHANGES AND WITHDRAWALS BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------

You may make requests by telephone or Internet for transfers or withdrawals of Account Balance (except for transfers to the Scudder International Fund) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept telephone or Internet requests for withdrawals under TDA Contracts or for IRA rollovers. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We will automatically send you a PIN, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number or follow the instructions on our website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of telephone and Internet transactions.

MARKET TIMING RESTRICTIONS
--------------------------------------------------------------------------------

The purpose of our Contracts is to assist with the accumulation of long term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund, effective May 1, 2002. YOU MUST SEND IN WRITING, BY REGULAR MAIL, TO OUR FINANCIAL TRANSACTIONS PROCESSING CENTER IN BOCA RATON, FLORIDA, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free 800 number or our web site, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our Home Office in New York, New York or our Financial Transaction Processing Center. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by regular mail to our Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING, BY CALLING OUR 800 NUMBER OR VIA OUR WEB SITE.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners or Participants who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

WHERE YOU SHOULD DIRECT REQUESTS
--------------------------------------------------------------------------------

You should request an allocation change or a transfer of any portion of your Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, by visiting our web site at www.mutualofamerica.com or sending a written request to our Processing Center. You should send requests for transfer of Account Balance to the Scudder International Fund by regular mail to our Processing Center. The address is:

                    Mutual of America Life Insurance Company
                    Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                              Boca Raton, FL 33487

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:

   - under an IRA Contract by writing to your Regional Office or by calling our 800 number, except that a request for rollover to another IRA must be in writing,

   - under an FPA Contract by calling our 800 number or writing to our Home Office, and

   - under a TDA Contract by writing to your Regional Office.

You should use our forms to submit written requests to us.

                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

CONFIRMATION STATEMENTS TO PARTICIPANTS
--------------------------------------------------------------------------------

We will send you a confirmation statement each time you change your allocation instructions, we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives or you make a withdrawal. The confirmation for a new Contribution may be an individual statement for FPA and certain IRA Contracts or may be part of your next quarterly (or monthly, if applicable) account statement for TDA and certain IRA Contracts. You must notify us of any error in a statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

You may designate a Beneficiary, subject to any limits under a TDA Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your employer when the employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect when we (or your employer, if applicable) receive the notice, whether or not you are living at the time we receive the notice. We will not be liable for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

Some TDA Plans require that if a TDA Participant is legally married, the Beneficiary will be the Eligible Spouse unless we have received the Eligible Spouse's consent to permit another Beneficiary. The consent must:

   - be in writing,

   - be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

   - agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

   - agree to the designation of a Beneficiary other than your Eligible
     Spouse.

If you want to make subsequent Beneficiary designations or selections of forms of annuity benefit, your Eligible Spouse must provide written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period (or the Annuitant under an FPA Contract, if different, dies during the Accumulation Period), or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

   - your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT OF CONTRACTS. There are restrictions on assignments of the Contract or Participants' interests under the Contracts.

   - Contractholders and Participants under TDA and IRA Contracts may not assign or transfer the Contract or any rights under a Contract, except as otherwise required by law.

   - The Contractholder (owner) of an FPA Contract may assign the Contract. An assignment will not be binding on us until we have recorded it, and an assignment will not apply to payments we make before we record the assignment.

MODIFICATION OR AMENDMENT OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement to the change or waiver. No amendment or endorsement will affect the amount or terms of any Annuity Payments we provide under a Contract that commenced before the amendment or endorsement. SEE "Our Payment of Account Balance to You or a Beneficiary--Discontinuance or Termination of Contracts or Participation."

   - We may change a TDA Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

   - By accepting an IRA Contract, you delegate to us the power to amend or replace that Contract to conform it to the provisions of any law, regulations, or material administrative rulings pertaining to individual retirement annuities, and to make such other changes in the Contract that we determine from time to time are necessary or appropriate. If the effect would be to substantially change the costs or benefits under the Contract, we may not make changes without your consent.

EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A TDA Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan, if any. We may rely on reports and other information furnished by Contractholders or Participants, and we are not obligated to inquire as to the accuracy or completeness of such reports and information.

PARTICIPATION IN DIVISIBLE SURPLUS
--------------------------------------------------------------------------------

We are a mutual life insurance company and consequently have no stockholders. Contractholders or Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. Determination of surplus is within the sole discretion of our Board of Directors.

                            FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE
--------------------------------------------------------------------------------

THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS DOES NOT COVER EVERY POSSIBLE SITUATION AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you or Beneficiary should consult a qualified tax adviser for complete tax information, including advice concerning the form of IRA Contract to purchase and any State or local tax law limitations or other considerations.

This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers for this information.

PAYMENTS UNDER ANNUITY CONTRACTS GENERALLY
--------------------------------------------------------------------------------

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under FPA and IRA Contracts issued directly to individual Participants or under TDA Contracts. Other provisions of the Code may apply to payments we make under an FPA Contract issued to an employer for its deferred compensation plan obligations.

SPECIAL TREATMENT FOR WITHDRAWALS UNDER ROTH IRAS. The discussion below on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. Participants receive special tax treatment for withdrawals from Roth IRA Contracts, as discussed under "Roth IRA Contracts--Qualified Distributions" and "Roth IRA Contracts--Nonqualified Distributions; When Penalty Tax is Not Due".

GENERAL RULES FOR WITHDRAWALS UNDER CONTRACTS OTHER THAN ROTH IRAS. The general rule is that you must receive a payment under a Contract or Plan in order to be subject to income taxation. If you are an individual, you do not include in gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts. If the owner of an FPA Contract is not a natural person, or if requirements of the Code relating to deferred compensation are not met, then the owner may be required to include in gross income the interest and investment earnings on amounts under the Contract.

When you receive a distribution or Annuity Payments, all or part of the payments will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an INVESTMENT IN THE CONTRACT, which generally is the amount of after-tax Contributions (not deducted or excluded from gross income) that you have made and not previously withdrawn. You must report to the IRS the amount of your after-tax Contributions to an IRA Contract, other than for a Roth IRA, and you are responsible for determining the investment in the IRA Contract. See "Traditional IRA and SEP IRA Contracts--Deduction of Contributions from Gross Income".

The following are general concepts, and you should refer to the discussions below for your type of Contract.

   - If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

   - If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

   - The amount you may exclude from gross income each year represents a partial return of your Contributions that were not tax deductible or excludable when made.

   - The EXCLUSION RATIO is a method of determining the percentage of a distribution that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

   - The EXPECTED RETURN is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

DISTRIBUTIONS UNDER AN FPA CONTRACT
--------------------------------------------------------------------------------

ANNUITY PAYMENTS. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. After we make Annuity Payments or other periodic distributions for a sufficient period of time, you will receive back all of your investment in the contract. Thereafter, you must include in gross income the entire amount of the Annuity Payments or other periodic distributions, except that a Participant whose Annuity Commencement Date was before January 1, 1987 may continue to use the exclusion ratio method.

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans.

WITHDRAWALS. If you make cash withdrawals, you may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. You must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than your investment in the contract. In effect, you must treat withdrawals as first being withdrawals of the increase in value under the Contract, and you are taxed on the entire amount of interest and earnings under the FPA Contract before you may recover the investment in the contract. A different method may be applicable for withdrawals under FPA Contracts issued on or before August 14, 1982 (SEE "Obtaining Tax Advice").

LUMP SUM PAYMENTS. If you receive a single lump sum payment, you must include in gross income, for the tax year in which you receive the lump sum, the difference between the amount of the lump sum payment and the amount of your investment in the contract.

DISTRIBUTIONS UNDER TDA AND IRA CONTRACTS (OTHER THAN ROTH IRAS)
--------------------------------------------------------------------------------

A TDA Participant who makes Contributions by salary reduction does not have any investment in the contract. A Participant under an IRA Contract (other than a Roth IRA) who makes any "after-tax" Contributions will have an investment in the contract.

ANNUITY PAYMENTS. If you have an investment in the contract and begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year.

WITHDRAWALS. If you receive amounts (that are not Annuity Payments) under an IRA or TDA Contract and you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution and multiplying by the amount of the distribution. The Internal Revenue Service may indicate another date for valuing your Account Balance for this purpose.

LUMP SUM PAYMENTS. If you receive a single lump sum payment of the Account Balance under an IRA or TDA Contract, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any.

TDA CONTRACTS--EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME
--------------------------------------------------------------------------------

We offer the TDA Contract for use with tax-sheltered annuity arrangements designed to meet the provisions of Section 403(b) of the Code. Under
Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

   - The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

   - For Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

   - Contributions cannot exceed the lesser of $40,000 or 100% of your includable compensation, with compensation limited to $200,000 for 2002 (to be indexed for inflation in subsequent years);

   - Your contributions through salary reduction may not exceed $11,000 for 2002 (increasing in $1,000 increments each year through 2006 and indexed for inflation in future years). If a Plan permits, Participants who are age 50 or older may make an additional contribution of $1,000 in 2002 (increasing in $1,000 increments through 2006 and indexed for inflation in later years). (A special "catch-up," available to employees with 15 or more years of service with the employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum "catch-up" of $15,000.)

TRADITIONAL IRA AND SEP IRA CONTRACTS--DEDUCTION OF CONTRIBUTIONS FROM GROSS INCOME
--------------------------------------------------------------------------------

You may deduct from gross income your Contributions to a Traditional or SEP IRA Contract up to a maximum of $3,000 for the years 2002 through 2004, $4,000 for the years 2005 through 2007 and $5,000 for years 2008 and 2009 (indexed for inflation in subsequent years) or 100% of annual compensation, whichever is less. Individuals who are age 50 or older may make an additional contribution of $500 per year for 2002 through 2005 and $1,000 per year for 2006 and later years. The deductible amount depends on whether or not you participate (and if you are married, whether or not your spouse participates) in a pension, profit-sharing or 401(k) plan, a tax-sheltered annuity arrangement, a SEP, a SIMPLE or an eligible 457 plan (a PENSION ARRANGEMENT) and, if so, on your Federal adjusted gross income (AGI).

   - If you are not-married and do not participate in a pension arrangement, or if you are married and neither you nor your spouse participates in a pension arrangement, you may deduct the maximum deductible amount.

   - When (1) you (whether or not married) participate in a pension arrangement, or if you are married and do not participate in a pension arrangement but your spouse participates in a pension arrangement, and
     (2) you have AGI over a specified amount, then you either will not be able to deduct Contributions, or the amount that you may deduct will be reduced.

  The maximum deductible amount is reduced in 2002 by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $34,000 if not married, or over $54,000 if married and filing jointly (with these amounts increasing each year until 2005 for single taxpayers and 2007 for married taxpayers filing a joint return), or $0 if married and filing separately, except that the minimum deduction is $200 before it is reduced to $0 and reductions are rounded down to the nearest multiple of $10. As a result, you may not deduct Contributions under an IRA Contract once your AGI for 2002 reaches $44,000 if you are not married, or $64,000 if you are married and filing jointly (such amounts to increase each year until 2007) or $10,000 if married and filing separately.

   - If you are married, participate in a pension arrangement, and make Contributions to a spousal IRA of up to the applicable limit for a year (minus any amount the spouse contributes to an IRA for the same tax year) for a spouse who does not participate in a pension arrangement, you may deduct the Contribution to the spousal IRA from gross income if you and your spouse file a joint federal income tax return and your combined AGI is not more than $150,000. The deduction is reduced by multiplying the maximum deduction by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $150,000, except that the minimum deduction is $200 before it is reduced to $0 at $160,000 AGI and reductions are rounded down to the nearest multiple of $10.

NON-DEDUCTIBLE CONTRIBUTIONS. If you do not qualify to deduct all or part of your Contributions to an IRA under the above rules, you may still make non-deductible Contributions. The maximum non-deductible Contribution is $3,000 for each year through 2004 ($4,000 for the years 2005 through 2007, $5,000 for the years 2008 and 2009, and indexed for inflation in later years) or 100% of annual compensation, whichever is less, reduced by the amount of your deductible contribution for the year and by any contribution you make to a Roth IRA, other than rollovers to a Roth IRA. If a Plan permits, Participants who are age 50 or older may make an additional contribution of $500 each year through 2005 ($1,000 for the year 2006 and later years). You also may make non-deductible Contributions up to the applicable limit for a year to a spousal IRA for your spouse for any tax year, reduced by any contributions to an IRA (including a Roth IRA) made by your spouse for the same tax year and any deductible Contribution for the year. Excess Contributions may result in adverse income tax consequences to you.

If you make a non-deductible contribution to an IRA, you must report the amount of that contribution to the IRS when filing an income tax return for the year. You are responsible for maintaining your own records regarding non-deductible contributions. We will presume that all Contributions to our Traditional IRA and SEP IRA Contracts are deductible, including for tax reporting purposes. When we make distributions to you, it is your responsibility to make any appropriate adjustments when you report the distributions to the IRS on your income tax return for the year of distribution.

These limits on Contributions, however, do not apply to tax-free rollovers from other qualified retirement plans. (SEE "Purchasing a Contract and Making Contributions--Payment of Contributions".)

SIMPLE IRAS--EXCLUSION OF CONTRIBUTIONS FROM GROSS INCOME; ROLLOVER LIMITATION
--------------------------------------------------------------------------------

You may exclude Contributions to a SIMPLE IRA from gross income for Federal income tax purposes in an amount up to $7,000 for 2002 (increasing in $1,000 increments each year through 2005 and indexed for inflation in later years). If your includible compensation is less than the applicable limit for a year, you are limited to 100% of your compensation.

During the first two years of participation in a SIMPLE, you may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, you may rollover amounts from a SIMPLE IRA to any IRA (other than a Roth IRA).

PENALTY TAXES FOR WITHDRAWALS
--------------------------------------------------------------------------------

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on premature withdrawals, which are withdrawals before you have reached age 59 1/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income. However, if you make any withdrawals from a SIMPLE IRA within the first two years of your participation in the employer's SIMPLE, the early withdrawal penalty increases to 25% from 10%. Other Federal income tax penalties may apply to amounts or withdrawals under IRA and TDA Contracts. SEE "Obtaining Tax Advice".

FPA CONTRACTS--WHEN NO PENALTY TAX IS DUE
--------------------------------------------------------------------------------

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2. The withdrawal is part of a series of substantially equal periodic payments made over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary;

3. The withdrawn amount is attributable to Contributions made prior to August 14, 1982;

4. The Contract was purchased in conjunction with a plan that meets the requirements of Section 401(a) or was issued under an IRA or TDA (but such payment may be subject to a similar tax applicable to premature distributions from such retirement plans);

5.  The withdrawal is under an immediate annuity contract; or

6. The Contract was purchased for an employee by a plan upon its termination, provided the plan met the requirements of Section 401(a) or
   Section 403(a) of the Code.

For premature payments received under FPA Contracts issued before January 19, 1985, the penalty tax may be only 5% and additional exceptions may apply to certain amounts (see "Obtaining Tax Advice").

TDA AND IRA CONTRACTS--WHEN NO PENALTY TAX IS DUE
--------------------------------------------------------------------------------

The taxable amount of a withdrawal you make before you reach age 59 1/2 is not subject to a penalty tax if:

1.  You have died or become disabled.

2. The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

3. The withdrawals are to pay your medical expenses, or of your spouse or dependents, if the medical expenses would be deductible by you for Federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income.)

4. Under an IRA Contract, the withdrawal is to pay your health insurance premiums, or the premiums for your spouse or dependents, if you have received unemployment compensation for at least 12 weeks and you meet certain other eligibility requirements.

5. Under an IRA Contract, the withdrawal is for the payment of qualifying post-secondary (college) education expenses.

6. Under an IRA Contract, the withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime), OR

7. Under a TDA Contract, the withdrawal is paid to you when you have reached 55 years old and subsequently ended your employment with the employer who maintains the Contract.

ROTH IRA CONTRACTS--QUALIFIED DISTRIBUTIONS. You receive tax-free any distribution that is a QUALIFIED DISTRIBUTION from a Roth IRA Contract. The distribution also is penalty tax free, except for certain withdrawals from rollover or conversion Contributions as described below.

A qualified distribution is a distribution made:

1. After the end of the five-year period beginning with the year in which you first contributed to the Roth IRA Contract; AND

2.  In one of the following circumstances:

   a) You are age 59 1/2 or older; or

   b) You have died or become disabled; or

   c) For qualified first-time home buyer expenses (up to $10,000 per lifetime).

ROTH IRA CONTRACTS--NON-QUALIFIED DISTRIBUTIONS; WHEN PENALTY TAX IS NOT
DUE. Any withdrawal by you that is not a "qualified distribution" is first considered to be a return of your after-tax Contributions. Withdrawals of after-tax Contributions are not subject to taxation or, except as noted below for rollover or conversion Contributions, subject to the 10% penalty tax. After you have recovered all Contributions under the Roth IRA Contract, you will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this rule, you must aggregate all of your Roth IRA contracts.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Traditional IRA exceptions to the penalty tax applies. See "TDA and IRA Contracts--When No Penalty Tax is Due" above.

ROTH IRA CONTRACTS--SPECIAL PENALTY TAX ON WITHDRAWALS OF ROLLOVER OR CONVERSION CONTRIBUTIONS. Your withdrawal from a Roth IRA Contract is subject to the 10% penalty for premature withdrawals, even though the amount withdrawn is not taxable, if:

   - the amount withdrawn was rolled over or converted from a Traditional IRA Contract, and

   - the withdrawal is within the 5 tax year period beginning with the tax year in which you made the rollover or conversion.

Each rollover or conversion contribution has its own separate 5 tax year period for purposes of this special penalty tax. If you make Contributions from rollovers or conversions to the same Roth IRA Contract to which you make other Contributions, then:

   - your withdrawals will be considered to come first from Contributions other than the rollover or conversion Contributions, and

   - withdrawals of rollover or conversion Contributions will be considered to come first from the oldest of these Contributions, for purposes of calculating the 5 tax year period.

MINIMUM DISTRIBUTIONS UNDER TDA AND IRA CONTRACTS
--------------------------------------------------------------------------------

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions under IRA and TDA Contracts beginning at a certain time (called the REQUIRED BEGINNING DATE). For Roth IRAs, however, distributions are not required until the death of the Participant. Generally, you may take the required amount from the TDA or IRA Contract we have issued, or from other TDA or non-Roth IRA contracts that you have.

Distributions under IRA Contracts (other than Roth IRAs) must begin by April 1 of the year following the year in which you reach age 70 1/2, even if you do not retire.

Distributions under TDA Contracts must begin by April 1 of the year following the year you attain age 70 1/2, unless you are still employed by the TDA Contractholder (employer). However, distributions of your pre-1987 Account Balance (if any) generally must begin in the year after you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. SEE "Our Payment of Account Balance to You or a Beneficiary--Death Benefit during the Accumulation Period".

ESTATE TAXES; TAX LIABILITY OF BENEFICIARY FOR DEATH BENEFIT
--------------------------------------------------------------------------------

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes in most circumstances. An exception to this rule may apply for an FPA Contract if you did not own or control the Contract at the time of (and for a period before) death. SEE "Obtaining Tax Advice."

A Beneficiary will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. SEE "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if Federal withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or your Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

FPA AND IRA CONTRACTS. We are required to withhold Federal income tax on Annuity Payments and other distributions, such as partial or lump sum withdrawals, unless the recipient has provided us with a valid election not to have Federal income tax withheld and except that withholding is not required for Roth IRAs in certain circumstances. You at any time may revoke an election not to withhold. If you revoke an election, we will begin withholding.

We will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The rate we use will be determined based upon the nature of the distribution(s).

   - For Annuity Payments, we will withhold Federal tax in accordance with the Annuitant's withholding certificate. If an Annuitant does not file a withholding certificate with us, we will withhold Federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions.

   - For most withdrawals, we will withhold Federal tax at a flat 10% rate of the amount withdrawn.

TDA CONTRACTS. Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse Beneficiary may have a direct rollover made to an IRA.

The automatic 20% withholding does not apply to any distribution that is:

   - one of a series of substantially equal periodic payments (not less frequently than annually) made for
     -your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary, or -a specified period of 10 years or more, or

   - a minimum distribution required under Section 401(a)(9) of the Code.

Tax withholding at different rates, usually 10%, generally does apply to these payments, but payees may be able to elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally are subject to tax withholding at different rates, but such payees also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.
             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

   - The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

   - The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS
--------------------------------------------------------------------------------

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                     FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   - create new investment funds of the Separate Account at any time;

   - to the extent permitted by State and Federal law, modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   - deregister the Separate Account under the 1940 Act; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                     DEFINITIONS WE USE IN THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. Depending on its use in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

ACCUMULATION PERIOD--For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Participant, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date. All of your Account Balance is used to provide Annuity Payments.

ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payments will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant's joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) the death benefit under the Contract if during the Accumulation Period the Participant dies (or if the Participant is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT(S)--One (or more) of the group (TDA) and individual (IRA and FPA) variable accumulation annuity contracts described in this Prospectus.

CONTRACTHOLDER--An entity to which we have issued a TDA Contract. The Contractholder may be an employer, or an association representing employers or employees.

CONTRIBUTIONS--Amounts contributed from time to time under a Contract during the Accumulation Period.

ELIGIBLE SPOUSE--The person to whom a Participant or Annuitant is legally married.

FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.

FUND OF THE SEPARATE ACCOUNT (OR FUND)--One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

GENERAL ACCOUNT--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

INVESTMENT ALTERNATIVES--Our General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under a Plan.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

PARTICIPANT--Under a TDA Contract, an employee or former employee for whom we have received Contributions under a Plan. Under an IRA Contract, the individual, and under an FPA Contract, the individual or employer, to whom we issued a Contract.

PLAN--For some TDA Contracts and for SEP IRA and SIMPLE IRA Contracts, a retirement plan adopted by an employer for which a Contract has been purchased to provide benefits.

ROTH IRA--An IRA Contract designated as a Roth IRA, in accordance with Code
Section 408A.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

SEP IRA--An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA--An IRA Contract purchased by an employee under a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

TRADITIONAL IRA--An IRA Contract other than a Roth IRA, SEP IRA or SIMPLE IRA Contract.

UNDERLYING FUNDS--The funds or portfolios that are invested in by the Separate Account Funds.

VALUATION DAY--Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                    OUR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more information about the Contracts and our operations.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of the Contracts                      Legal Proceedings
Calculation of Accumulation Unit Values            Legal Matters
Yield and Performance Information                  Experts
Safekeeping of Separate Account Assets             Additional Information
State Regulation                                   Financial Statements
Periodic Reports

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You may receive a copy of the Statement of Additional Information at no charge by calling (212) 224-1600 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

(PLEASE CUT HERE)
--------------------------------------------------------------------------------

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2002 for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts offered by Mutual of America, and for the Voluntary Employee Contribution Program Contracts. My name and address are as follows:

--------------------------------------------------------------------------------
               Name

--------------------------------------------------------------------------------
               Street Address

--------------------------------------------------------------------------------
               City              State                  Zip

                                   APPENDIX A

             UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2001. Arthur Andersen LLP, the Funds' independent auditor, has audited the information below for each of the ten years ended December 31, 2001. The Investment Company's financial statements for the year ended December 31, 2001, along with Arthur Andersen LLP's report thereon, are available to you by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

                                                                INVESTMENT COMPANY
                                                                EQUITY INDEX FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  3.07    $  3.41    $  2.86     $ 2.26     $ 1.72     $ 1.42     $ 1.05
                                    =======    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $  2.67    $  3.07    $  3.41     $ 2.86     $ 2.26     $ 1.72     $ 1.42
                                    =======    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......  109,580    109,982    112,735     94,019     68,462     35,660     17,109
                                    =======    =======    =======     ======     ======     ======     ======

                                    INVESTMENT COMPANY
                                     EQUITY INDEX FUND
                                    -------------------
                                      1994       1993
                                    --------   --------
Unit value, beginning of period...   $ 1.05     $ 1.00
                                     ======     ======
Unit value, end of period.........   $ 1.05     $ 1.05
                                     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,644      2,135
                                     ======     ======

                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                    ---------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  9.46    $ 10.05     $ 8.09     $ 6.76     $ 5.39     $ 4.52
                                    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  7.74    $  9.46     $10.05     $ 8.09     $ 6.76     $ 5.39
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   44,755     47,895     48,014     49,275     51,312     49,798
                                    =======    =======     ======     ======     ======     ======

                                       INVESTMENT COMPANY ALL AMERICA FUND
                                    -----------------------------------------
                                      1995       1994       1993       1992
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.35     $ 3.36     $ 3.03     $ 2.97
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 4.52     $ 3.35     $ 3.36     $ 3.03
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   43,620     38,669     36,510     32,352
                                     ======     ======     ======     ======

                                         MID-CAP EQUITY INDEX                         INVESTMENT COMPANY
                                                 FUND                               AGGRESSIVE EQUITY FUND
                                    ------------------------------   ----------------------------------------------------
                                      2001       2000      1999*       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.28    $  1.11    $  1.00     $ 2.79     $ 2.85     $ 2.02     $ 2.15     $ 1.80
                                    =======    =======    =======     ======     ======     ======     ======     ======
Unit value, end of period.........  $  1.25    $  1.28    $  1.11     $ 2.47     $ 2.79     $ 2.85     $ 2.02     $ 2.15
                                    =======    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   49,342     37,752      3,431     76,011     75,043     62,123     63,176     71,468
                                    =======    =======    =======     ======     ======     ======     ======     ======

                                          INVESTMENT COMPANY
                                        AGGRESSIVE EQUITY FUND
                                    ------------------------------
                                      1996       1995       1994
                                    --------   --------   --------
Unit value, beginning of period...   $ 1.43     $ 1.05     $ 1.00
                                     ======     ======     ======
Unit value, end of period.........   $ 1.80     $ 1.43     $ 1.05
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   49,800     20,858      9,145
                                     ======     ======     ======

* Commenced operations May 3, 1999

                                                   INVESTMENT COMPANY COMPOSITE FUND
                                    ---------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  5.52    $  5.61     $ 4.93     $ 4.36     $ 3.75     $ 3.39
                                    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  4.87    $  5.52     $ 5.61     $ 4.93     $ 4.36     $ 3.75
                                    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   50,607     54,447     56,404     59,833     61,359     66,715
                                    =======    =======     ======     ======     ======     ======

                                        INVESTMENT COMPANY COMPOSITE FUND
                                    -----------------------------------------
                                      1995       1994       1993       1992
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.82     $ 2.95     $ 2.55     $ 2.43
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 3.39     $ 2.82     $ 2.95     $ 2.55
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   70,558     73,239     71,215     50,944
                                     ======     ======     ======     ======

                                                           INVESTMENT COMPANY BOND FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  3.31    $  3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69     $ 2.28
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of year...........  $  3.57    $  3.31     $ 3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   29,932     13,899     14,287     17,746     12,671     12,548     12,083
                                    =======    =======     ======     ======     ======     ======     ======

                                     INVESTMENT COMPANY BOND FUND
                                    ------------------------------
                                      1994       1993       1992
                                    --------   --------   --------
Unit value, beginning of year.....   $ 2.39     $ 2.13     $ 1.99
                                     ======     ======     ======
Unit value, end of year...........   $ 2.28     $ 2.39     $ 2.13
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   10,601     12,244      9,203
                                     ======     ======     ======

                                                                INVESTMENT COMPANY
                                                                MID-TERM BOND FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.38    $  1.32    $  1.32     $ 1.26     $ 1.19     $ 1.16     $ 1.01
                                    =======    =======    =======     ======     ======     ======     ======
Unit value, end of period.........  $  1.51    $  1.38    $  1.32     $ 1.32     $ 1.26     $ 1.19     $ 1.16
                                    =======    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   21,035      5,922      6,037      7,325      4,478      3,828      2,848
                                    =======    =======    =======     ======     ======     ======     ======

                                    INVESTMENT COMPANY
                                    MID-TERM BOND FUND
                                    -------------------
                                      1994       1993
                                    --------   --------
Unit value, beginning of period...   $ 1.06     $ 1.00
                                     ======     ======
Unit value, end of period.........   $ 1.01     $ 1.06
                                     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    1,444      1,411
                                     ======     ======

                                                                     INVESTMENT COMPANY
                                                                    SHORT-TERM BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  1.37    $  1.28    $  1.24     $ 1.19     $ 1.14     $ 1.10     $ 1.03     $ 1.03
                                    =======    =======    =======     ======     ======     ======     ======     ======
Unit value, end of period.........  $  1.46    $  1.37    $  1.28     $ 1.24     $ 1.19     $ 1.14     $ 1.10     $ 1.03
                                    =======    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    7,825      4,649      3,604      3,164      2,355      2,129      1,447      1,132
                                    =======    =======    =======     ======     ======     ======     ======     ======


                                      1993
                                    --------
Unit value, beginning of period...   $ 1.00
                                     ======
Unit value, end of period.........   $ 1.03
                                     ======
Thousands of accumulation units
 outstanding, end of period.......      747
                                     ======

                                                 INVESTMENT COMPANY MONEY MARKET FUND
                                    ---------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  2.22    $  2.11    $  2.03     $ 1.95     $ 1.87     $ 1.80
                                    =======    =======    =======     ======     ======     ======
Unit value, end of year...........  $  2.28    $  2.22    $  2.11     $ 2.03     $ 1.95     $ 1.87
                                    =======    =======    =======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   27,210     25,658     20,766     19,121     16,831     17,511
                                    =======    =======    =======     ======     ======     ======

                                      INVESTMENT COMPANY MONEY MARKET FUND
                                    -----------------------------------------
                                      1995       1994       1993       1992
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 1.72     $ 1.68     $ 1.65     $ 1.62
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 1.80     $ 1.72     $ 1.68     $ 1.65
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,502     17,653     15,815     16,545
                                     ======     ======     ======     ======

                                                                      SCUDDER BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 13.94    $ 12.73     $13.02     $12.37     $11.48     $11.30     $ 9.69     $10.32
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........  $ 14.60    $ 13.94     $12.73     $13.02     $12.37     $11.48     $11.30     $ 9.69
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    2,500      1,630      1,558      1,757      1,484      1,362      1,269      1,169
                                    =======    =======     ======     ======     ======     ======     ======     ======

                                     SCUDDER BOND FUND
                                    -------------------
                                      1993       1992
                                    --------   --------
Unit value, beginning of year.....   $ 9.30     $ 8.78
                                     ======     ======
Unit value, end of year...........   $10.32     $ 9.30
                                     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    1,277      1,053
                                     ======     ======

                                                           SCUDDER CAPITAL GROWTH FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 42.97    $ 48.17     $36.07     $29.64     $22.11     $18.64     $14.67
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of year...........  $ 34.34    $ 42.97     $48.17     $36.07     $29.64     $22.11     $18.64
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   10,896     11,501     11,582     11,462     11,094      9,266      8,556
                                    =======    =======     ======     ======     ======     ======     ======

                                     SCUDDER CAPITAL GROWTH FUND
                                    ------------------------------
                                      1994       1993       1992
                                    --------   --------   --------
Unit value, beginning of year.....   $16.46     $13.80     $13.09
                                     ======     ======     ======
Unit value, end of year...........   $14.67     $16.46     $13.80
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    8,121      6,582      3,698
                                     ======     ======     ======

                                                            SCUDDER INTERNATIONAL FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $ 20.02    $ 25.83     $16.93     $14.46     $13.43     $11.85     $10.80
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of year...........  $ 13.72    $ 20.02     $25.83     $16.93     $14.46     $13.43     $11.85
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,619      8,335      8,486      8,004      8,205      7,688      7,269
                                    =======    =======     ======     ======     ======     ======     ======

                                      SCUDDER INTERNATIONAL FUND
                                    ------------------------------
                                      1994       1993       1992
                                    --------   --------   --------
Unit value, beginning of year.....   $11.06     $ 8.13     $ 8.48
                                     ======     ======     ======
Unit value, end of year...........   $10.80     $11.06     $ 8.13
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    8,610      5,400      2,262
                                     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $18.82     $17.40     $10.69     $11.04     $11.53
                                     ======     ======     ======     ======     ======
Unit value, end of year...........   $13.44     $18.82     $17.40     $10.69     $11.04
                                     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    6,086      7,184      3,394      3,303      4,510
                                     ======     ======     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      1996       1995       1994       1993       1992
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $12.18     $9.39      $9.61      $8.81      $9.01
                                     ======     =====      =====      =====      =====
Unit value, end of year...........   $11.53     $12.18     $9.39      $9.61      $8.81
                                     ======     =====      =====      =====      =====
Thousands of accumulation units
 outstanding, end of year.........    7,264     8,061      6,361      5,946      5,280
                                     ======     =====      =====      =====      =====

                                                           CALVERT SOCIAL BALANCED FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  3.23    $  3.37    $  3.04     $ 2.65     $ 2.23     $ 2.01     $ 1.57
                                    =======    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  2.98    $  3.23    $  3.37     $ 3.04     $ 2.65     $ 2.23     $ 2.01
                                    =======    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,463     17,238     16,041     14,257     12,479     10,713      7,849
                                    =======    =======    =======     ======     ======     ======     ======

                                     CALVERT SOCIAL BALANCED FUND
                                    ------------------------------
                                      1994       1993       1992
                                    --------   --------   --------
Unit value, beginning of year.....   $ 1.64     $ 1.54     $ 1.44
                                     ======     ======     ======
Unit value, end of year...........   $ 1.57     $ 1.64     $ 1.54
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    5,986      5,151      2,742
                                     ======     ======     ======

                                                                   FIDELITY VIP
                                                                EQUITY-INCOME FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 34.61    $ 32.21     $30.65     $27.77     $21.93     $19.43     $16.30
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of period.........  $ 32.63    $ 34.61     $32.21     $30.65     $27.77     $21.93     $19.43
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,275      3,753      4,213      4,018      3,491      2,342        728
                                    =======    =======     ======     ======     ======     ======     ======

                                                           FIDELITY VIP II CONTRA FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 29.73    $ 32.13     $26.16     $20.36     $16.59     $13.85     $11.43
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of period.........  $ 25.88    $ 29.73     $32.13     $26.16     $20.36     $16.59     $13.85
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    8,695      8,742      8,430      6,742      5,656      3,880      1,792
                                    =======    =======     ======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......

                                                        FIDELITY VIP II ASSET MANAGER FUND
                                    --------------------------------------------------------------------------
                                      2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 25.14    $ 26.40     $24.04     $21.14     $17.72     $15.66     $14.04
                                    =======    =======     ======     ======     ======     ======     ======
Unit value, end of period.........  $ 23.91    $ 25.14     $26.40     $24.04     $21.14     $17.72     $15.66
                                    =======    =======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    2,114      1,908      1,747      1,488      1,150        613        184
                                    =======    =======     ======     ======     ======     ======     ======


Unit value, beginning of period...
Unit value, end of period.........
Thousands of accumulation units
 outstanding, end of period.......

------------------------
  The dates the Funds of the Separate Account commenced operation are as follows:

  Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999.

                 (This page has been left blank intentionally.)

                                   APPENDIX B

                           GENERAL ACCOUNT OPERATIONS
--------------------------------------------------------------------------------

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

   - Reasonable classifications of different types of policies.

   - Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

   - The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

   - The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

   - Compliance with applicable statutory and regulatory requirements.

   - Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than a 3% annual yield. If we declare a credited interest rate higher than 3%, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely on the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards on the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

                                   APPENDIX C
                    VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS
--------------------------------------------------------------------------------

A Voluntary Employee Contribution Contract (VEC CONTRACT or CONTRACT) is a group contract. It is designed to provide annuity benefits to employees participating in a retirement plan that qualifies for special Federal income tax treatment under Sections 401(a) and 403(a) of the Code (a VEC PLAN). Contractholders typically are employers, or the trustees of employers' retirement plans.

NO NEW CONTRACTS OR CONTRIBUTIONS. As a result of the Tax Reform Act of 1986, we: (1) ceased issuing new VEC Contracts as of January 1, 1987; and (2) amended previously issued VEC Contracts to prohibit new Contributions on or after January 1, 1987.

TRANSFERS FROM OTHER PLANS OR CARRIERS. A Contractholder can remit to us on your behalf, in a single sum, an amount transferred from another voluntary employee contribution plan, or from a contract between a Contractholder and us, or between the Contractholder and another insurance company.

LOANS. We made available a loan option under the VEC Contracts. If the employer elected to adopt the loan provision in the Contract, Participants have the right to borrow funds utilizing VEC Plan Account Balances as collateral. The amount of the loan permitted is governed by Section 72(p) of the Code and the Regulations thereunder, as well as the Contract terms. We will transfer from the Separate Account to the General Account an amount sufficient to serve as loan collateral, if the Participant's account value in the General Account is not adequate for collateral.

AVAILABLE INVESTMENT ALTERNATIVES. The Investment Alternatives available under a VEC Contract are limited to those available under our VEC Contracts as of January 1, 1987. These Alternatives are the General Account and the following Separate Account Funds: Investment Company Money Market, All America, Bond and Composite Funds.

Refer to "About Mutual of America Life Insurance Company", "About Our Separate Account", "Underlying Funds Invested in by Our Separate Account" and "Our General Account" in the Prospectus for additional information about the five available Investment Alternatives.

TRANSFERS AND WITHDRAWALS. VEC Participants may make transfers between the available Investment Alternatives and may make withdrawals of all or part of their Account Balances at any time prior to the Annuity Commencement Date, unless the employer's plan provides otherwise. If you have an outstanding loan, we restrict the Participant's transfers or withdrawals of the loan collateral amount in the General Account. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to the Participant. We do not currently charge for transfers or withdrawals made under VEC Contracts. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

For information about Separate Account Fund unit values, refer to "Your Account Balance in the Separate Account Funds" in the Prospectus.

SPECIFIED PAYMENTS OPTION. If the employer's plan permits, a Participant in a VEC Contract may elect after attaining age 59 1/2, or upon early retirement after age 55, to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Balance and paid each month to the Participant. The Participant must designate the available Investment Alternative(s) from which we should make the withdrawals.

CHARGES UNDER THE CONTRACTS. Refer to "Table of Annual Expenses" and "Charges You Will Pay" in the Prospectus, for a description of the Contract and Participant charges under the Contracts.

DEATH BENEFIT PRIOR TO ANNUITY COMMENCEMENT. If a Participant dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary the Participant designated to us. The Eligible Spouse will be the Beneficiary, unless the Participant designated a different Beneficiary with the written consent of the Eligible Spouse. See "Administrative Matters--Designation of Beneficiary" in the Prospectus.

See "Our Payment of Account Balance to You or a Beneficiary--Death Benefit Prior to Annuity Commencement Date" for additional information about the death benefit we will pay. In general, VEC Contracts are subject to the same rules as TDA Contracts.

TERMINATION BY MUTUAL OF AMERICA. If, upon our request, the Contractholder does not provide evidence satisfactory to us that the Plan pursuant to which the Contract is issued qualifies for the tax treatment specified under Sections 401(a) and 403(a) of the Code, then we will withdraw and pay to the Contractholder the amounts accumulated under the Contract as of the date of withdrawal; and the Contract will terminate.

ELECTION OF ANNUITY COMMENCEMENT DATE. Unless the employer's plan provides otherwise, Participants may elect an Annuity Commencement Date that is either the Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date, but no earlier than age 55); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date) but generally no later than age 70 1/2 for Participants who are no longer actively at work.

AVAILABLE FORMS OF ANNUITY. Unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have an Eligible Spouse at the Annuity Commencement Date will have annuity benefits paid in the normal form of annuity specified by the employer's plan, and a Participant who has an Eligible Spouse will have annuity benefits paid on the Joint and Survivor Form, with the Eligible Spouse as the Joint Annuitant. Consent of the spouse is required if payment is to be made in any other form. See "You May Obtain an Annuity with Your Account Balance--Available Forms of Annuity" and "Administrative Matters Under the Contracts--Designation of Beneficiary" in the Prospectus.

SMALL BENEFIT PAYMENTS. If your monthly annuity benefit payable under the Contract would be less than $20, or if any Participant terminates employment and is eligible for a benefit that would be less than $20 a month under the Ten Years Certain and Continuous Form of Annuity, we may elect to pay to the Participant on the Participant's Annuity Commencement Date in a single sum the actuarially equivalent value of the Participant's monthly annuity benefit that would otherwise be payable on the Ten Years Certain and Continuous Form, provided that single sum does not exceed $5,000 (or such other maximum amount that may hereafter be provided by law). We may make this payment on or before the Participant's Annuity Commencement Date. For purposes of determining whether monthly annuity benefits payable to you are less than $20, a Participant's monthly annuity benefits will be deemed to include any annuity benefit paid with respect to that Participant under any other Contract between the Contractholder and Mutual of America or between the Contractholder and another insurance company that serves as the funding vehicle for a pension plan meeting the requirements of Section 401(a) and 403(a) of the Code.

FEDERAL INCOME TAXATION OF ANNUITY PAYMENTS. The "exclusion ratio" method is applicable to Annuity Payments made on or after the Annuity Commencement date. The percentage the Participant may exclude is determined by dividing the Participant's "investment in the contract" by the "expected return". Your "investment in the contract" is equal to the total of your non-deductible Contributions which are made in accordance with the provisions of a retirement plan that meets the requirements of either Section 401(a) or Section 403(a) of the Code. The "expected return" is equal to the present discounted value of the expected stream of Annuity Payments. The "exclusion ratio" method continues to apply until the "investment in the contract" has been recovered by the Participant. After that time, the Participant will have to include the full amount of each Annuity Payment in his income for each taxable year. In addition, if Annuity Payments from a VEC Contract began before July 2, 1986, the "three year cost recovery" rule may be applicable (SEE "Federal Tax Information--Obtaining Tax Advice" in the Prospectus).

FEDERAL INCOME TAXATION OF WITHDRAWALS. Participants who receive payments under a VEC Contract on and after July 2, 1986 that are not "amounts received as an annuity" or that are received before the Participant's Annuity Commencement Date generally may exclude only a portion of such payments from gross income. The portion that a Participant may exclude from gross income is generally determined by dividing the Participant's "investment in the contract" by the value of his vested account balance (or, in the case of a retirement plan which is a defined benefit pension plan, the value of the vested accrued benefit) as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for such purposes.

The value of a Participant's account balance on an applicable valuation date under a VEC Contract issued in conjunction with a defined benefit pension plan may be used in lieu of the present value of a Participant's total vested accrued benefit under such plan if the "separate contract" requirements of Section 72 are met (SEE "Federal Tax Information--Obtaining Tax Advice" in the Prospectus). A special rule may apply with respect to Participant's Contributions made before January 1, 1987 that constitute part of the "investment in the contract." Generally, such Contributions may be withdrawn prior to the Annuity Commencement Date and will not be subject to income taxation (earnings are subject to taxation) if a Participant could have made such a withdrawal under the terms of the retirement plan on or before May 5, 1986 without terminating employment.

FEDERAL INCOME TAXATION OF LUMP SUM PAYMENTS. Participants who receive a single sum payment of their entire account balance under a VEC Contract must include the entire amount of such payment in their gross income in the tax year in which such payment was received. However, a Participant may exclude from gross income any "investment in the contract" that the Participant had not recovered prior to the payment of the lump sum.

PENALTY TAXES. A penalty tax may be due on premature withdrawals under VEC Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, SEE "Federal Tax Information--Penalty Taxes for Withdrawals".

WITHHOLDING. We are required to withhold Federal income taxes from withdrawals under the Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, SEE "Federal Tax Information--Withholding on Annuity Payments and Other Distributions".

CONTRACT ADMINISTRATION AND OTHER MATTERS. See "Where to Contact Us and Give Us Instructions", "Your Voting Rights for Meetings of the Underlying Funds", "Performance Information for the Separate Account Funds", "Funding and Other Changes We May Make", "Administrative Matters" and "Our Statement of Additional Information" in the Prospectus.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS
                          (TDA, IRA AND FPA CONTRACTS)

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 Park Avenue
                            New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2
--------------------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts that we offer, as well as the Voluntary Employee Contribution Program Contracts (together, the CONTRACTS).

You may obtain a copy of the Prospectus, dated May 1, 2002, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Eldon Wonacott. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS

                                                             PAGE
                                                            -----
Distribution of the Contracts.............................      2
Calculation of Accumulation Unit Values...................      2
Yield and Performance Information.........................      3
Safekeeping of Separate Account Assets....................      7
State Regulation..........................................      8
Periodic Reports..........................................      9
Legal Proceedings.........................................      9
Legal Matters.............................................      9
Experts...................................................      9
Additional Information....................................      9
Financial Statements......................................     10

--------------------------------------------------------------------------------
DATED: MAY 1, 2002

                         DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("Commission") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

                    CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
------------------------

* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

Regulations adopted by the Commission require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The Commission also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

 B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

    Effective Yield = [(Base Period Return +1) TO THE POWER OF 365/7]-1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 26, 2001 was .5%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS
--------------------------------------------------------------------------------

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET
--------------------------------------------------------------------------------

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

    T = (ERV/P) TO THE POWER OF 1/n - 1

Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

    C = (ERV/P) - 1.

Where:

    C = Cumulative Total Return
    P = hypothetical initial payment of $1,000
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          AVERAGE ANNUAL TOTAL RETURN*
                      FOR PERIODS ENDED DECEMBER 31, 2001

FUND                                    ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                    --------   ----------   ---------   ------------   --------------
Investment Company Equity Index.......    (13.2)%     (2.4)%     N/A            11.7%         02/05/93
Investment Company All America........    (18.4)%     (1.6)%      10.0%         12.2%         01/01/85
Investment Company Mid-Cap Equity
  Index...............................     (2.3)%    N/A         N/A             8.7%         05/03/99
Investment Company Aggressive
  Equity..............................    (11.7)%        65%     N/A            12.5%         05/02/94
Investment Company Composite..........    (12.1)%       5.3%       7.2%          9.2%         01/01/85
Investment Company Bond...............      7.4%        5.3%       6.0%          7.2%         01/01/85
Investment Company Mid-Term Bond......      9.1%        4.8%     N/A             4.7%         02/05/93
Investment Company Short-Term Bond....      6.2%        5.0%     N/A             4.3%         02/05/93
Scudder Capital Growth................    (20.3)%       9.1%      10.1%         11.3%         01/03/89
Scudder Bond..........................      4.5%        4.9%       5.2%          6.5%         01/03/89
Scudder International.................    (31.7)%       0.3%       4.9%          6.2%         01/03/89
Fidelity VIP Equity-Income............     (6.0)%       8.2%     N/A            10.9%         05/01/95
Fidelity VIP II Contra................    (13.2)%       9.2%     N/A            13.0%         05/01/95
Fidelity VIP II Asset Manager.........     (5.1)%       6.1%     N/A             8.3%         05/01/95
Calvert Social Balanced...............     (8.1)%       5.9%       7.5%          7.9%         05/13/91
American Century VP Capital
  Appreciation........................    (28.8)%       3.0%       4.1%          7.7%         01/03/89

------------------------

* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

                           CUMULATIVE TOTAL RETURNS*
                      FOR PERIODS ENDED DECEMBER 31, 2001

FUND                                    ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                    --------   ----------   ---------   ------------   --------------
Investment Company Equity Index.......    (13.2)%      55.2%      N/A           167.5%        02/05/93
Investment Company All America........    (18.4)%      43.0%      160.3%        608.0%        01/01/85
Investment Company Mid-Cap Equity
  Index...............................     (2.3)%    N/A          N/A            24.8%        05/03/99
Investment Company Aggressive
  Equity..............................    (11.7)%      37.0%      N/A           146.6%        05/02/94
Investment Company Composite..........    (12.1)%      29.4%      100.0%        345.2%        01/01/85
Investment Company Bond...............      7.4%       29.4%       79.5%        226.3%        01/01/85
Investment Company Mid-Term Bond......      9.1%       26.2%      N/A            50.6%        02/05/93
Investment Company Short-Term Bond....      6.2%       27.4%      N/A            45.7%        02/05/93
Scudder Capital Growth................    (20.3)%      54.7%      161.9%        301.4%        01/03/89
Scudder Bond..........................      4.5%       26.8%       66.1%        127.2%        01/03/89
Scudder International.................    (31.7)%       1.8%       61.6%        119.6%        01/03/89
Fidelity VIP Equity-Income............     (6.0)%      48.2%      N/A            99.7%        05/01/95
Fidelity VIP II Contra................    (13.2)%      55.4%      N/A           125.8%        05/01/95
Fidelity VIP II Asset Manager.........     (5.1)%      34.4%      N/A            69.9%        05/01/95
Calvert Social Balanced...............     (8.1)%      33.0%      106.0%        125.5%        05/13/91
American Century VP Capital
  Appreciation........................    (28.8)%      16.1%       49.0%        162.6%        01/03/89

------------------------

* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our individually allocated contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a) Investment Company Money Market Fund,

(b) Investment Company Short-Term Bond Fund,

(c) Investment Company Mid-Term Bond Fund,

(d) Investment Company Bond Fund,

(e) Scudder Bond Fund,

(f) Investment Company Composite Fund,

(g) Fidelity VIP II Asset Manager Fund,

(h) Calvert Social Balanced Fund,

(i) Fidelity VIP Equity-Income Fund,

(j) Investment Company All America Fund,

(k) Investment Company Equity Index Fund,

(l) Investment Company Mid-Cap Equity Index Fund,

(m) Fidelity VIP II Contra Fund,

(n) Investment Company Aggressive Equity Fund,

(o) Scudder Capital Growth Fund,

(p) Scudder International Fund, and

(q) American Century VP Capital Appreciation Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS
--------------------------------------------------------------------------------

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION
--------------------------------------------------------------------------------

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we does business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS
--------------------------------------------------------------------------------

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

   -  the allocation of contributed amounts to the Separate and General
      Accounts;

   - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

   -  the date the amount was credited to your account.

(2) Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America. Legal matters relating to Federal securities laws have been passed upon by Stanley M. Lenkowicz, Senior Vice President and Deputy General Counsel of Mutual of America.

                                    EXPERTS
--------------------------------------------------------------------------------

Arthur Andersen LLP, our independent public accountants, have audited the financial statements included in this Statement of Additional Information, as indicated in their reports relating to the statements. We have included the reports of Arthur Andersen LLP in reliance upon the authority of the firm as experts in giving such reports.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

We have filed with the Commission a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission. The Commission has an Internet web site at http://www.sec.gov, or you may write to the Commission's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial Statements of the Separate Account for 2001 are included as follows:


Statement of Assets and Liabilities.........................   11
Statement of Operations.....................................   13
Statements of Changes in Net Assets.........................   15
Financial Highlights........................................   18
Notes to Financial Statements...............................   27
Report of Independent Public Accountants....................   30

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2001 are included as follows:


Report of Independent Public Accountants....................   31
Consolidated Statements of Financial Condition..............   32
Consolidated Statements of Operations and Surplus...........   33
Consolidated Statements of Cash Flows.......................   34
Notes to Consolidated Financial Statements..................   35

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                      INVESTMENT COMPANY
                                            -----------------------------------------------------------------------
                                                                                           MID-CAP
                                            MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX      BOND
                                                FUND           FUND           FUND           FUND          FUND
                                            ------------   ------------   ------------   ------------   -----------
Assets:
Investments in Mutual of America
  Investment Corporation at market value
  (Cost:
  Money Market Fund--$62,810,625
  All America Fund--$420,613,979
  Equity Index Fund--$319,276,993
  Mid-Cap Equity Index Fund--$62,358,052
  Bond Fund--$80,033,527)
  (Notes 1 and 2).........................  $60,355,436    $351,770,291   $295,217,193   $62,275,084    $74,701,395
Due From (To) Mutual of America General
  Account.................................    1,816,878      (5,268,656)    (2,182,587)     (380,615)         9,641
                                            -----------    ------------   ------------   -----------    -----------
Net Assets................................  $62,172,314    $346,501,635   $293,034,606   $61,894,469    $74,711,036
                                            ===========    ============   ============   ===========    ===========
Unit Value at December 31, 2001...........  $      2.28    $       7.74   $       2.67   $      1.25    $      3.57
                                            ===========    ============   ============   ===========    ===========
Number of Units Outstanding at
  December 31, 2001.......................   27,210,283      44,755,285    109,579,770    49,342,442     20,932,251
                                            ===========    ============   ============   ===========    ===========

                                                                       INVESTMENT COMPANY
                                                     -------------------------------------------------------
                                                     SHORT-TERM     MID-TERM      COMPOSITE      AGGRESSIVE
                                                      BOND FUND     BOND FUND        FUND       EQUITY FUND
                                                     -----------   -----------   ------------   ------------
Assets:
Investments in Mutual of America Investment
  Corporation at market value
  (Cost:
  Short-Term Bond Fund--$11,564,859
  Mid-Term Bond Fund--$31,709,095
  Composite Fund--$304,086,253
  Aggressive Equity Fund--$220,753,658)
  (Notes 1 and 2)..................................  $11,365,234   $31,480,205   $246,229,195   $198,703,682
Due From (To) Mutual of America General Account....       28,485       187,263        239,970    (10,774,865)
                                                     -----------   -----------   ------------   ------------
Net Assets.........................................  $11,393,719   $31,667,468   $246,469,165   $187,928,817
                                                     ===========   ===========   ============   ============
Unit Value at December 31, 2001....................  $      1.46   $      1.51   $       4.87   $       2.47
                                                     ===========   ===========   ============   ============
Number of Units Outstanding at December 31, 2001...    7,825,050    21,034,686     50,607,243     76,011,207
                                                     ===========   ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND          GROWTH      INTERNATIONAL   APPRECIATION
                                              FUND           FUND           FUND            FUND
                                           -----------   ------------   -------------   ------------
Assets:
Investments in Scudder Portfolios and
  American Century VP Capital
  Appreciation Fund at market value
  (Cost:
  Scudder Bond Fund--$36,178,226
  Scudder Capital Growth Fund--
    $415,551,720
  Scudder International
    Fund--$103,274,646
  American Century VP Capital
    Appreciation Fund--$117,780,592)
  (Notes 1 and 2)........................  $36,511,989   $374,139,936   $104,606,926    $82,227,177
Due From (To) Mutual of America General
  Account................................        2,682         36,557        (89,393)      (431,596)
                                           -----------   ------------   ------------    -----------
Net Assets...............................  $36,514,671   $374,176,493   $104,517,533    $81,795,581
                                           ===========   ============   ============    ===========
Unit Value at December 31, 2001..........  $     14.60   $      34.34   $      13.72    $     13.44
                                           ===========   ============   ============    ===========
Number of Units Outstanding at
  December 31, 2001......................    2,500,347     10,896,262      7,619,340      6,085,758
                                           ===========   ============   ============    ===========

                                             CALVERT                       FIDELITY
                                           -----------   --------------------------------------------
                                             SOCIAL           VIP           VIP II         VIP II
                                            BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                              FUND           FUND            FUND           FUND
                                           -----------   -------------   ------------   -------------
Assets:
Investments in Calvert Social Balanced
  Portfolio and Fidelity Portfolios at
  market value
  (Cost:
  Calvert Social Balanced
    Fund--$56,814,671
  VIP Equity-Income Fund--$138,276,120
  VIP II Contra Fund--$242,332,509
  VIP II Asset Manager Fund--$56,711,912)
    (Notes 1 and 2)......................  $52,043,199   $139,499,647    $225,008,004    $50,555,131
Due From (To) Mutual of America General
  Account................................        1,564          7,380          22,662          1,164
                                           -----------   ------------    ------------    -----------
Net Assets...............................  $52,044,763   $139,507,027    $225,030,666    $50,556,295
                                           ===========   ============    ============    ===========
Unit Value at December 31, 2001..........  $      2.98   $      32.63    $      25.88    $     23.91
                                           ===========   ============    ============    ===========
Number of Units Outstanding at
  December 31, 2001......................   17,463,109      4,275,301       8,695,348      2,114,062
                                           ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                             INVESTMENT COMPANY
                                          --------------------------------------------------------
                                             MONEY          ALL           EQUITY        MID-CAP
                                            MARKET        AMERICA         INDEX       EQUITY INDEX
                                             FUND           FUND           FUND           FUND
                                          -----------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.......................  $3,140,711    $  1,439,385   $  9,769,260   $ 1,448,355
                                          -----------   ------------   ------------   -----------
Expenses (Note 3):
  Fees and administrative expenses......     640,811       3,625,040      2,938,455       515,267
                                          -----------   ------------   ------------   -----------
Net Investment Income (Loss)............   2,499,900      (2,185,655)     6,830,805       933,088
                                          -----------   ------------   ------------   -----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments.........................     373,859     (22,395,259)    (7,074,495)   (3,444,435)
  Net unrealized appreciation
    (depreciation) investments..........  (1,239,836)    (56,545,425)   (43,517,114)      857,864
                                          -----------   ------------   ------------   -----------
Net Realized and Unrealized Gain (Loss)
  on Investments........................    (865,977)    (78,940,684)   (50,591,609)   (2,586,571)
                                          -----------   ------------   ------------   -----------
Net Increase (Decrease) in Net Assets
  Resulting From Operations.............  $1,633,923    $(81,126,339)  $(43,760,804)  $(1,653,483)
                                          ===========   ============   ============   ===========

                                                           INVESTMENT COMPANY
                                ------------------------------------------------------------------------
                                   BOND      SHORT-TERM     MID-TERM     COMPOSITE     AGGRESSIVE EQUITY
                                   FUND       BOND FUND    BOND FUND        FUND             FUND
                                ----------   -----------   ----------   ------------   -----------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.............  $6,617,000    $582,585     $1,022,262   $  9,807,375      $    870,193
                                ----------    --------     ----------   ------------      ------------
Expenses (Note 3):
  Fees and administrative
    expenses..................     672,977     103,186        195,971      2,611,134         1,761,240
                                ----------    --------     ----------   ------------      ------------
Net Investment Income
  (Loss)......................   5,944,023     479,399        826,291      7,196,241          (891,047)
                                ----------    --------     ----------   ------------      ------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss) on
    investments...............      60,056      30,109         (3,359)    (3,795,954)       (7,383,838)
  Net unrealized appreciation
    (depreciation) of
    investments...............  (1,869,490)      6,805        372,921    (38,071,879)      (15,755,686)
                                ----------    --------     ----------   ------------      ------------
Net Realized and Unrealized
  Gain (Loss) on
  Investments.................  (1,809,434)     36,914        369,562    (41,867,833)      (23,139,524)
                                ----------    --------     ----------   ------------      ------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations..................  $4,134,589    $516,313     $1,195,853   $(34,671,592)     $(24,030,571)
                                ==========    ========     ==========   ============      ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND         GROWTH       INTERNATIONAL   APPRECIATION
                                              FUND          FUND            FUND            FUND
                                           ----------   -------------   -------------   ------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income........................  $1,359,100   $  52,211,323   $ 26,592,992    $ 36,848,619
                                           ----------   -------------   ------------    ------------
Expenses (Note 3):
  Fees and administrative expenses.......     357,825       3,746,509      1,310,198         678,593
                                           ----------   -------------   ------------    ------------
Net Investment Income (Loss).............   1,001,275      48,464,814     25,282,794      36,170,026
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments..........................     125,100      (4,811,108)   (62,787,414)    (36,993,685)
  Net unrealized appreciation
    (depreciation) of investments........     208,106    (141,951,662)       (96,661)    (35,153,199)
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments.........................     333,206    (146,762,770)   (62,884,075)    (72,146,884)
                                           ----------   -------------   ------------    ------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations..............  $1,334,481   $ (98,297,956)  $(37,601,281)   $(35,976,858)
                                           ==========   =============   ============    ============

                                            CALVERT                       FIDELITY
                                          -----------   --------------------------------------------
                                            SOCIAL           VIP           VIP II         VIP II
                                           BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                             FUND           FUND            FUND           FUND
                                          -----------   -------------   ------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.......................  $ 2,917,691   $  8,511,854    $  8,352,295    $ 2,639,804
                                          -----------   ------------    ------------    -----------
Expenses (Note 3):
  Fees and administrative expenses......      559,749      1,257,750       1,927,079        472,576
                                          -----------   ------------    ------------    -----------
Net Investment Income (Loss)............    2,357,942      7,254,104       6,425,216      2,167,228
                                          -----------   ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments.........................      (65,047)       105,131        (902,001)      (302,504)
  Net unrealized appreciation
    (depreciation) of investments.......   (6,707,309)   (15,869,540)    (39,194,765)    (4,281,541)
                                          -----------   ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments........................   (6,772,356)   (15,764,409)    (40,096,766)    (4,584,045)
                                          -----------   ------------    ------------    -----------
Net Increase (Decrease) in Net Assets
  Resulting From Operations.............  $(4,414,414)  $ (8,510,305)   $(33,671,550)   $(2,416,817)
                                          ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 INVESTMENT COMPANY
                               ---------------------------------------------------------------------------------------
                                   MONEY MARKET FUND              ALL AMERICA FUND              EQUITY INDEX FUND
                               --------------------------   ----------------------------   ---------------------------
                                  2001           2000           2001            2000           2001           2000
                               -----------   ------------   -------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss)...................  $ 2,499,900   $  1,750,670   $  (2,185,655)  $ 92,320,593   $  6,830,805   $ 28,333,061
  Net realized gain (loss) on
    investments..............      373,859      1,280,092     (22,395,259)    29,944,034     (7,074,495)    15,628,670
  Net unrealized appreciation
    (depreciation) of
    investments..............   (1,239,836)      (502,312)    (56,545,425)  (152,033,556)   (43,517,114)   (81,907,504)
                               -----------   ------------   -------------   ------------   ------------   ------------
Net Increase (Decrease) in
 net assets resulting from
 operations..................    1,633,923      2,528,450     (81,126,339)   (29,768,929)   (43,760,804)   (37,945,773)
                               -----------   ------------   -------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions..............    9,857,954      9,480,481      33,024,429     41,671,356     45,416,300     56,036,157
  Withdrawals................   (8,786,122)   (10,640,199)    (31,796,681)   (45,092,997)   (27,032,811)   (40,831,811)
  Net transfers..............    2,569,154     11,749,985     (26,460,068)     3,440,680    (19,529,088)   (23,936,379)
                               -----------   ------------   -------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions...........    3,640,986     10,590,267     (25,232,320)        19,039     (1,145,599)    (8,732,033)
                               -----------   ------------   -------------   ------------   ------------   ------------
Net Increase (Decrease) in
 Net Assets..................    5,274,909     13,118,717    (106,358,659)   (29,749,890)   (44,906,403)   (46,677,806)
Net Assets:
Beginning of Year............   56,897,405     43,778,688     452,860,294    482,610,184    337,941,009    384,618,815
                               -----------   ------------   -------------   ------------   ------------   ------------
End of Year..................  $62,172,314   $ 56,897,405   $ 346,501,635   $452,860,294   $293,034,606   $337,941,009
                               ===========   ============   =============   ============   ============   ============

                                                                     INVESTMENT COMPANY
                                      --------------------------------------------------------------------------------
                                           MID-CAP EQUITY
                                             INDEX FUND                   BOND FUND             SHORT-TERM BOND FUND
                                      -------------------------   -------------------------   ------------------------
                                         2001          2000          2001          2000          2001          2000
                                      -----------   -----------   -----------   -----------   -----------   ----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)......  $   933,088   $ 2,747,724   $ 5,944,023   $ 2,845,767   $   479,399   $  300,023
  Net realized gain (loss) on
    investments.....................   (3,444,435)      538,349        60,056      (843,065)       30,109      (11,577)
  Net unrealized appreciation
    (depreciation) of investment....      857,864    (1,184,967)   (1,869,490)    1,107,547         6,805       42,060
                                      -----------   -----------   -----------   -----------   -----------   ----------
Net Increase (Decrease) in net
 assets resulting from operations...   (1,653,483)    2,101,106     4,134,589     3,110,249       516,313      330,506
                                      -----------   -----------   -----------   -----------   -----------   ----------
From Unit Transactions:
  Contributions.....................   12,409,482     4,777,324     9,693,340     6,158,750     2,016,915    1,221,778
  Withdrawals.......................   (4,248,566)   (2,042,853)   (4,942,549)   (5,519,701)     (954,190)    (641,732)
  Net transfers.....................    7,085,023    39,665,365    19,791,428    (1,616,145)    3,458,228      828,968
                                      -----------   -----------   -----------   -----------   -----------   ----------
Net Increase (Decrease) from unit
 transactions.......................   15,245,939    42,399,836    24,542,219      (977,096)    4,520,953    1,409,014
                                      -----------   -----------   -----------   -----------   -----------   ----------
Net Increase (Decrease) in Net
 Assets.............................   13,592,456    44,500,942    28,676,808     2,133,153     5,037,266    1,739,520
Net Assets:
Beginning of Year...................   48,302,013     3,801,071    46,034,228    43,901,075     6,356,453    4,616,933
                                      -----------   -----------   -----------   -----------   -----------   ----------
End of Year.........................  $61,894,469   $48,302,013   $74,711,036   $46,034,228   $11,393,719   $6,356,453
                                      ===========   ===========   ===========   ===========   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   INVESTMENT COMPANY
                                  ------------------------------------------------------------------------------------
                                     MID-TERM BOND FUND            COMPOSITE FUND            AGGRESSIVE EQUITY FUND
                                  ------------------------   ---------------------------   ---------------------------
                                     2001          2000          2001           2000           2001           2000
                                  -----------   ----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss)......................  $   826,291   $  400,624   $  7,196,241   $ 44,266,532   $   (891,047)  $ 35,008,899
  Net realized gain (loss) on
    investments.................       (3,359)    (193,729)    (3,795,954)     3,397,858     (7,383,838)    15,478,368
  Net unrealized appreciation
    (depreciation) of
    investments.................      372,921       61,769    (38,071,879)   (52,693,172)   (15,755,686)   (57,630,088)
                                  -----------   ----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations.....................    1,195,853      268,664    (34,671,592)    (5,028,782)   (24,030,571)    (7,142,821)
                                  -----------   ----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions.................    3,991,577    1,470,364     20,389,579     24,361,112     29,654,051     33,346,415
  Withdrawals...................   (1,742,890)  (1,354,253)   (22,414,228)   (29,556,375)   (15,171,461)   (20,309,778)
  Net transfers.................   20,077,123     (237,456)   (17,453,088)    (5,404,431)   (11,994,681)    26,347,882
                                  -----------   ----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions..............   22,325,810     (121,345)   (19,477,737)   (10,599,694)     2,487,909     39,384,519
                                  -----------   ----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets.........................   23,521,663      147,319    (54,149,329)   (15,628,476)   (21,542,662)    32,241,698
Net Assets:
Beginning of Year...............    8,145,805    7,998,486    300,618,494    316,246,970    209,471,479    177,229,781
                                  -----------   ----------   ------------   ------------   ------------   ------------
End of Year.....................  $31,667,468   $8,145,805   $246,469,165   $300,618,494   $187,928,817   $209,471,479
                                  ===========   ==========   ============   ============   ============   ============

                                                                              SCUDDER
                                       -------------------------------------------------------------------------------------
                                               BOND FUND               CAPITAL GROWTH FUND           INTERNATIONAL FUND
                                       -------------------------   ---------------------------   ---------------------------
                                          2001          2000           2001           2000           2001           2000
                                       -----------   -----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).......  $ 1,001,275   $   751,992   $ 48,464,814   $ 61,413,618   $ 25,282,794   $ 23,143,349
  Net realized gain (loss) on
    investments......................      125,100      (177,508)    (4,811,108)    13,774,542    (62,787,414)   (17,383,177)
  Net unrealized appreciation
    (depreciation) of investments....      208,106     1,190,971   (141,951,662)  (135,533,372)       (96,661)   (42,573,578)
                                       -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net assets
 resulting from operations...........    1,334,481     1,765,455    (98,297,956)   (60,345,212)   (37,601,281)   (36,813,406)
                                       -----------   -----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions......................    5,602,821     3,038,613     44,254,950     55,996,298     15,125,205     21,051,273
  Withdrawals                           (4,108,526)   (2,317,634)   (31,221,077)   (56,195,249)   (11,526,032)   (20,939,499)
  Net Transfers......................   10,975,432       378,187    (34,754,161)    (3,229,102)   (28,343,013)   (15,602,174)
                                       -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from unit
 transactions........................   12,469,727     1,099,166    (21,720,288)    (3,428,053)   (24,743,840)   (15,490,400)
                                       -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets..............................   13,804,208     2,864,621   (120,018,244)   (63,773,265)   (62,345,121)   (52,303,806)
Net Assets:
Beginning of Year....................   22,710,463    19,845,842    494,194,737    557,968,002    166,862,654    219,166,460
                                       -----------   -----------   ------------   ------------   ------------   ------------
End of Year..........................  $36,514,671   $22,710,463   $374,176,493   $494,194,737   $104,517,533   $166,862,654
                                       ===========   ===========   ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  AMERICAN CENTURY                  CALVERT
                                                             ---------------------------   -------------------------
                                                                     VP CAPITAL                     SOCIAL
                                                                  APPRECIATION FUND              BALANCED FUND
                                                             ---------------------------   -------------------------
                                                                 2001           2000          2001          2000
                                                             ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).............................  $ 36,170,026   $  1,732,088   $ 2,357,942   $ 1,990,619
  Net realized gain (loss) on investments..................   (36,993,685)    16,638,821       (65,047)      440,120
  Net unrealized appreciation (depreciation) of
    investments............................................   (35,153,199)   (17,252,719)   (6,707,309)   (4,883,708)
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets resulting from
 operations................................................   (35,976,858)     1,118,190    (4,414,414)   (2,452,969)
                                                             ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions............................................    13,727,822     14,506,141     9,053,825    10,377,249
  Withdrawals..............................................    (7,960,691)   (11,069,296)   (4,589,839)   (5,569,867)
  Net Transfers............................................   (23,173,570)    71,583,128    (3,712,020)     (704,904)
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit transactions.............   (17,406,439)    75,019,973       751,966     4,102,478
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net Assets......................   (53,383,297)    76,138,163    (3,662,448)    1,649,509
Net Assets:
Beginning of Year..........................................   135,178,878     59,040,715    55,707,211    54,057,702
                                                             ------------   ------------   -----------   -----------
End of Year................................................  $ 81,795,581   $135,178,878   $52,044,763   $55,707,211
                                                             ============   ============   ===========   ===========

                                                                             FIDELITY
                                       -------------------------------------------------------------------------------------
                                                   VIP                         VIP II                       VIP II
                                              EQUITY-INCOME                    CONTRA                    ASSET MANAGER
                                                  FUND                          FUND                         FUND
                                       ---------------------------   ---------------------------   -------------------------
                                           2001           2000           2001           2000          2001          2000
                                       ------------   ------------   ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).......  $  7,254,104   $  8,779,277   $  6,425,216   $ 31,983,927   $ 2,167,228   $ 4,329,083
  Net realized gain (loss) on
    investments......................       105,131      2,691,502       (902,001)     6,420,523      (302,504)       40,002
  Net unrealized appreciation
    (depreciation) of investments....   (15,869,540)    (3,489,681)   (39,194,765)   (59,063,057)   (4,281,541)   (6,804,720)
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets
 resulting from operations...........    (8,510,305)     7,981,098    (33,671,550)   (20,658,607)   (2,416,817)   (2,435,635)
                                       ------------   ------------   ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions......................    22,148,300     19,622,271     34,592,776     41,441,037    10,577,859    11,204,407
  Withdrawals........................   (11,514,269)   (15,069,900)   (19,830,557)   (29,368,964)   (3,898,599)   (5,623,310)
  Net Transfers......................     7,491,718    (18,362,585)   (15,952,900)    (2,378,184)   (1,669,772)   (1,301,451)
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit
 transactions........................    18,125,749    (13,810,214)    (1,190,681)     9,693,889     5,009,488     4,279,646
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net
 Assets..............................     9,615,444     (5,829,116)   (34,862,231)   (10,964,718)    2,592,671     1,844,011
Net Assets:
Beginning of Year....................   129,891,583    135,720,699    259,892,897    270,857,615    47,963,624    46,119,613
                                       ------------   ------------   ------------   ------------   -----------   -----------
End of Year..........................  $139,507,027   $129,891,583   $225,030,666   $259,892,897   $50,556,295   $47,963,624
                                       ============   ============   ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

Pursuant to the provisions of a recent AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the year 2001. Data shown for any of the preceding four years (1997-2000) were previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                    INVESTMENT COMPANY MONEY MARKET FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $   2.22    $ 2.11     $ 2.03     $ 1.95     $ 1.87
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $   2.28    $ 2.22     $ 2.11     $ 2.03     $ 1.95
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    25,658
Units Issued (000's) (1)..................    71,518
Units Redeemed (000's) (1)................   (69,966)
                                            --------
Units Outstanding (000's), end of year....    27,210    25,658     20,766     19,121     16,831
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................   $62,172
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........      5.3%
                                            ========
Total Return (C) (1)......................      3.0%
                                            ========

                                                    INVESTMENT COMPANY ALL AMERICA FUND
                                            ----------------------------------------------------
                                              2001       2000       1999       1998       1997
                                            --------   --------   --------   --------   --------
Unit value, beginning of year.............  $   9.46    $10.05     $ 8.09     $ 6.76     $ 5.39
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $   7.74    $ 9.46     $10.05     $ 8.09     $ 6.76
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    47,895
Units Issued (000's) (1)..................    21,460
Units Redeemed (000's) (1)................   (24,600)
                                            --------
Units Outstanding (000's), end of year....    44,755    47,895     48,014     49,275     51,312
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $346,502
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........      0.4%
                                            ========
Total Return (C) (1)......................    -18.1%
                                            ========

------------------------

See notes, bottom of page 19.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                   INVESTMENT COMPANY EQUITY INDEX FUND
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2001       2000       1999       1998       1997
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of period/year....   $   3.07   $  3.41    $  2.86     $ 2.26     $ 1.72
                                           ========   =======    =======     ======     ======
Unit value, end of period/year..........   $   2.67   $  3.07    $  3.41     $ 2.86     $ 2.26
                                           ========   =======    =======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................     109,982
Units Issued (000's) (1)................    107,487
Units Redeemed (000's) (1)..............   (107,889)
                                           --------
Units Outstanding (000's), end of year...   109,580   109,982    112,735     94,019     68,462
                                           ========   =======    =======     ======     ======
Net Assets (000's) (1)..................   $293,035
                                           ========
Expense Ratio (A) (1)..................       0.90%
                                           ========
Investment Income Ratio (B) (1)........        3.3%
                                           ========
Total Return (C) (1)...................      -13.0%
                                           ========
                                                INVESTMENT COMPANY
                                             MID-CAP EQUITY INDEX FUND
                                           ------------------------------
                                            2001       2000       1999*
                                           --------   --------   --------
Unit value, beginning of period/year....   $   1.28   $  1.11    $  1.00
                                           ========   =======    =======
Unit value, end of period/year..........   $   1.25   $  1.28    $  1.11
                                           ========   =======    =======
Units outstanding (000's), beginning of
  year (1).............................      37,752
Units Issued (000's) (1)................    125,401
Units Redeemed (000's) (1)..............   (113,811)
                                           --------
Units Outstanding (000's), end of year...    49,342    37,752      3,431
                                           ========   =======    =======
Net Assets (000's) (1)..................    $61,894
                                           ========
Expense Ratio (A) (1)..................       0.90%
                                           ========
Investment Income Ratio (B) (1)........        2.8%
                                           ========
Total Return (C) (1)...................       -2.0%
                                           ========

------------------------
*   Commenced operation May 3, 1999.
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                         INVESTMENT COMPANY BOND FUND
                                             ----------------------------------------------------
 SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
-------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year..............  $  3.31     $ 3.07     $ 3.17     $ 3.00     $ 2.75
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $  3.57     $ 3.31     $ 3.07     $ 3.17     $ 3.00
                                             =======     ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1).................................   13,899
Units Issued (000's) (1)...................   15,756
Units Redeemed (000's) (1).................   (8,723)
                                             -------
Units Outstanding (000's), end of year.....   20,932     13,899     14,287     17,746     12,671
                                             =======     ======     ======     ======     ======
Net Assets (000's) (1).....................  $74,711
                                             =======
Expense Ratio (A) (1)......................    0.90%
                                             =======
Investment Income Ratio (B) (1)............    10.5%
                                             =======
Total Return (C) (1).......................     7.8%
                                             =======

                                                   INVESTMENT COMPANY SHORT-TERM BOND FUND
                                             ----------------------------------------------------
 SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
-------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year..............  $  1.37     $ 1.28     $ 1.24     $ 1.19     $ 1.14
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $  1.46     $ 1.37     $ 1.28     $ 1.24     $ 1.19
                                             =======     ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1).................................    4,649
Units Issued (000's) (1)...................    6,928
Units Redeemed (000's) (1).................   (3,752)
                                             -------
Units Outstanding (000's), end of year.....    7,825      4,649      3,604      3,164      2,355
                                             =======     ======     ======     ======     ======
Net Assets (000's) (1).....................  $11,394
                                             =======
Expense Ratio (A) (1)......................    0.90%
                                             =======
Investment Income Ratio (B) (1)............     6.4%
                                             =======
Total Return (C) (1).......................     6.5%
                                             =======

------------------------

See notes, bottom of page 21.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                   INVESTMENT COMPANY MID-TERM BOND FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $   1.38    $ 1.32     $ 1.32     $ 1.26     $ 1.19
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $   1.51    $ 1.38     $ 1.32     $ 1.32     $ 1.26
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................     5,922
Units Issued (000's) (1)..................    26,104
Units Redeemed (000's) (1)................   (10,991)
                                            --------
Units Outstanding (000's), end of year....    21,035     5,922      6,037      7,325      4,478
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................   $31,667
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........      5.7%
                                            ========
Total Return (C) (1)......................      9.5%
                                            ========

                                                     INVESTMENT COMPANY COMPOSITE FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $   5.52    $ 5.61     $ 4.93     $ 4.36     $ 3.75
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $   4.87    $ 5.52     $ 5.61     $ 4.93     $ 4.36
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    54,447
Units Issued (000's) (1)..................     5,576
Units Redeemed (000's) (1)................    (9,416)
                                            --------
Units Outstanding (000's), end of year....    50,607    54,447     56,404     59,833     61,359
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $246,469
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........      3.7%
                                            ========
Total Return (C) (1)......................    -11.8%
                                            ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                 INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $   2.79    $ 2.85     $ 2.02     $ 2.15     $ 1.80
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $   2.47    $ 2.79     $ 2.85     $ 2.02     $ 2.15
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    75,043
Units Issued (000's) (1)..................    44,630
Units Redeemed (000's) (1)................   (43,662)
                                            --------
Units Outstanding (000's), end of year....    76,011    75,043     62,123     63,176     71,468
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $187,929
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........      0.5%
                                            ========
Total Return (C) (1)......................    -11.4%
                                            ========

                                                             SCUDDER BOND FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  13.94    $12.73     $13.02     $12.37     $11.48
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $  14.60    $13.94     $12.73     $13.02     $12.37
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................     1,630
Units Issued (000's) (1)..................     2,625
Units Redeemed (000's) (1)................    (1,755)
                                            --------
Units Outstanding (000's), end of year....     2,500     1,630      1,558      1,757      1,484
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................   $36,515
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........      4.2%
                                            ========
Total Return (C) (1)......................      4.8%
                                            ========

------------------------

See notes, bottom of page 23.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                        SCUDDER CAPITAL GROWTH FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  42.97    $48.17     $36.07     $29.64     $22.11
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $  34.34    $42.97     $48.17     $36.07     $29.64
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    11,501
Units Issued (000's) (1)..................     3,964
Units Redeemed (000's) (1)................    (4,569)
                                            --------
Units Outstanding (000's), end of year....    10,896    11,501     11,582     11,462     11,094
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $374,176
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........     13.1%
                                            ========
Total Return (C) (1)......................    -20.1%
                                            ========
                                                         SCUDDER INTERNATIONAL FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  20.02    $25.83     $16.93     $14.46     $13.43
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $  13.72    $20.02     $25.83     $16.93     $14.46
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................     8,335
Units Issued (000's) (1)..................   179,759
Units Redeemed (000's) (1)................  (180,475)
                                            --------
Units Outstanding (000's), end of year....     7,619     8,335      8,486      8,004      8,205
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $104,518
                                            ========
Expense Ratio (A) (1).....................     0.90%
                                            ========
Investment Income Ratio (B) (1)...........     20.2%
                                            ========
Total Return (C) (1)......................    -31.5%
                                            ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                               AMERICN CENTURY
                                             ----------------------------------------------------
                                                         VP CAPITAL APPRECIATION FUND
                                             ----------------------------------------------------
 SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
-------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year..............  $ 18.82     $17.40     $10.69     $11.04     $11.53
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $ 13.44     $18.82     $17.40     $10.69     $11.04
                                             =======     ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1).................................    7,184
Units Issued (000's) (1)...................    8,755
Units Redeemed (000's) (1).................   (9,853)
                                             -------
Units Outstanding (000's), end of year.....    6,086      7,184      3,394      3,303      4,510
                                             =======     ======     ======     ======     ======
Net Assets (000's) (1).....................  $81,796
                                             =======
Expense Ratio (A) (1)......................    0.70%
                                             =======
Investment Income Ratio (B) (1)............    38.0%
                                             =======
Total Return (C) (1).......................   -28.6%
                                             =======

                                                         CALVERT SOCIAL BALANCED FUND
                                             ----------------------------------------------------
 SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
-------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year..............  $  3.23     $ 3.37     $ 3.04     $ 2.65     $ 2.23
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $  2.98     $ 3.23     $ 3.37     $ 3.04     $ 2.65
                                             =======     ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1).................................   17,238
Units Issued (000's) (1)...................    4,112
Units Redeemed (000's) (1).................   (3,887)
                                             -------
Units Outstanding (000's), end of year.....   17,463     17,238     16,041     14,257     12,479
                                             =======     ======     ======     ======     ======
Net Assets (000's) (1).....................  $52,045
                                             =======
Expense Ratio (A) (1)......................    0.90%
                                             =======
Investment Income Ratio (B) (1)............     5.6%
                                             =======
Total Return (C) (1).......................    -7.8%
                                             =======

------------------------
See notes, bottom of page 25.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                                  FIDELITY
                                            ----------------------------------------------------
                                                           VIP EQUITY-INCOME FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  34.61    $32.21     $30.65     $27.77     $21.93
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $  32.63    $34.61     $32.21     $30.65     $27.77
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................     3,753
Units Issued (000's) (1)..................     1,997
Units Redeemed (000's) (1)................    (1,475)
                                            --------
Units Outstanding (000's), end of year....     4,275     3,753      4,213      4,018      3,491
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $139,507
                                            ========
Expense Ratio (A) (1).....................     0.80%
                                            ========
Investment Income Ratio (B) (1)...........      6.4%
                                            ========
Total Return (C) (1)......................     -5.7%
                                            ========
                                                             VIP II CONTRA FUND
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  29.73    $32.13     $26.16     $20.36     $16.59
                                            ========    ======     ======     ======     ======
Unit value, end of year...................  $  25.88    $29.73     $32.13     $26.16     $20.36
                                            ========    ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................     8,742
Units Issued (000's) (1)..................     1,796
Units Redeemed (000's) (1)................    (1,843)
                                            --------
Units Outstanding (000's), end of year....     8,695     8,742      8,430      6,742      5,656
                                            ========    ======     ======     ======     ======
Net Assets (000's) (1)....................  $225,031
                                            ========
Expense Ratio (A) (1).....................     0.80%
                                            ========
Investment Income Ratio (B) (1)...........      3.7%
                                            ========
Total Return (C) (1)......................    -12.9%
                                            ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS
                            YEAR ENDED DECEMBER 31,

                                                                   FIDELITY
                                             ----------------------------------------------------
                                                          VIP II ASSET MANAGER FUND
                                             ----------------------------------------------------
 SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2001       2000       1999       1998       1997
-------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year..............  $ 25.14     $26.40     $24.04     $21.14     $17.72
                                             =======     ======     ======     ======     ======
Unit value, end of year....................  $ 23.91     $25.14     $26.40     $24.04     $21.14
                                             =======     ======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1).................................    1,908
Units Issued (000's) (1)...................      610
Units Redeemed (000's) (1).................     (404)
                                             -------
Units Outstanding (000's), end of year.....    2,114      1,908      1,747      1,488      1,150
                                             =======     ======     ======     ======     ======
Net Assets (000's) (1).....................  $50,556
                                             =======
Expense Ratio (A) (1)......................    0.80%
                                             =======
Investment Income Ratio (B) (1)............     5.6%
                                             =======
Total Return (C) (1).......................    -4.9%
                                             =======

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized contract expenses of the separate account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participant through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Series I ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable
Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income Portfolio invests in a corresponding portfolio of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Contrafund Portfolio and Asset Manager Portfolio invest in corresponding portfolios of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became the 17th investment alternative available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on the respective unit values.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2001 are as follows:

                                                 NUMBER OF    NET ASSET
                                                  SHARES        VALUE
                                                -----------   ---------
Investment Company Funds:
  Money Market Fund...........................   50,845,799    $ 1.19
  All America Fund............................  168,567,868      2.09
  Equity Index Fund...........................  146,503,575      2.02
  Mid-Cap Equity Index Fund...................   53,562,455      1.16
  Bond Fund...................................   57,583,227      1.30
  Short-Term Bond Fund........................   11,063,758      1.03
  Mid-Term Bond Fund..........................   34,466,374      0.91
  Composite Fund..............................  180,294,861      1.37
  Aggressive Equity Fund......................  127,243,531      1.56
Scudder Portfolios:
  Bond Portfolio..............................    5,291,585      6.89
  Capital Growth Portfolio--Class "A".........   22,869,189     16.36
  International Portfolio--Class "A"..........   12,994,649      8.05
American Century VP Capital Appreciation
  Fund........................................   10,963,624      7.50
Calvert Social Balanced Portfolio.............   29,586,810      1.76
Fidelity Portfolios:
  Equity-Income--"Initial" Class..............    6,131,853     22.75
  Contrafund--"Initial" Class.................   11,177,745     20.13
  Asset Manager--"Initial" Class..............    3,484,158     14.51

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .20%, and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge--For assuming expense risks under the contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund. A mortality risk fee of .35% was eliminated as of May 1, 2000.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company of New York:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

New York, New York
February 20, 2002

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from accounting principles generally accepted in the United States of America. The variances between such practices and accounting principles generally accepted in the United States of America and the effects on the accompanying financial statements are described in Note 9.

In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with accounting principles generally accepted in the United States of America, present fairly, in all material respects, the information shown therein.

However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
February 20, 2002

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 2001 AND 2000

                                                          2001              2000
                                                     ---------------   ---------------
                                        ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes..................................  $ 5,074,639,000   $ 4,647,281,840
  Common stocks....................................      306,290,963       321,308,448
  Preferred stocks.................................       32,655,724        36,731,220
  Cash and short-term investments..................       93,481,004       300,014,386
  Guaranteed funds transferable....................       87,585,029        94,771,918
  Mortgage loans...................................       14,297,862        17,789,452
  Real estate......................................      306,017,110       313,346,186
  Policy loans.....................................       95,710,292       104,876,551
  Other invested assets............................        5,109,832         5,404,171
  Investment income accrued........................       98,558,522        96,046,370
  Other assets.....................................       43,544,240        45,882,044
                                                     ---------------   ---------------
    Total general account assets...................    6,157,889,578     5,983,452,586
SEPARATE ACCOUNT ASSETS............................    4,264,641,199     4,837,338,055
                                                     ---------------   ---------------
TOTAL ASSETS.......................................  $10,422,530,777   $10,820,790,641
                                                     ===============   ===============

                               LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves...................  $ 5,238,420,552   $ 4,950,194,422
  Other contractholders liabilities and reserves...        8,367,603         9,004,776
  Interest maintenance reserve.....................      166,486,579       157,239,778
  Other liabilities................................       82,278,950       134,294,008
                                                     ---------------   ---------------
    Total general account liabilities..............    5,495,553,684     5,250,732,984
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES....    4,264,641,199     4,837,338,055
                                                     ---------------   ---------------
    Total liabilities..............................    9,760,194,883    10,088,071,039
                                                     ---------------   ---------------
ASSET VALUATION RESERVE............................       43,569,072        70,416,505
                                                     ---------------   ---------------
SURPLUS
  Assigned surplus.................................        1,150,000         1,150,000
  Unassigned surplus...............................      617,616,822       661,153,097
                                                     ---------------   ---------------
    Total surplus..................................      618,766,822       662,303,097
                                                     ---------------   ---------------
TOTAL LIABILITIES AND SURPLUS......................  $10,422,530,777   $10,820,790,641
                                                     ===============   ===============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                            2001             2000
                                                       --------------   --------------
INCOME
  Premium and annuity considerations.................  $  918,397,077   $  795,199,263
  Life and disability insurance premiums.............      21,303,824       27,796,899
                                                       --------------   --------------
    Total considerations and premiums................     939,700,901      822,996,162
  Separate account investment and administration
    fees.............................................      40,994,077       51,484,121
  Net investment income..............................     402,111,445      394,957,609
  Other, net.........................................       1,750,420       (2,253,891)
                                                       --------------   --------------
    Total income.....................................   1,384,556,843    1,267,184,001
                                                       --------------   --------------
DEDUCTIONS
  Change in insurance and annuity reserves...........     280,359,398     (107,370,496)
  Annuity and surrender benefits.....................     908,408,550    1,157,741,665
  Death and disability benefits......................      14,108,552       20,292,447
  Operating expenses.................................     149,160,677      151,025,739
                                                       --------------   --------------
    Total deductions.................................   1,352,037,177    1,221,689,355
                                                       --------------   --------------
    Net gain before dividends........................      32,519,666       45,494,646
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS.......         (72,104)        (194,536)
                                                       --------------   --------------
    Net gain from operations.........................      32,447,562       45,300,110
FEDERAL INCOME TAX BENEFIT (EXPENSE).................       1,689,029       (1,973,519)
NET REALIZED CAPITAL GAINS...........................      41,063,729       31,798,177
                                                       --------------   --------------
    Net income.......................................      75,200,320       75,124,768
SURPLUS TRANSACTIONS
  Change in:
  Asset valuation reserve............................      26,847,433       47,261,919
  Unrealized capital losses, net (Note 1)............    (123,623,120)    (120,328,446)
  Non-admitted assets and other, net.................     (13,092,712)      (3,282,539)
  Cumulative effect of change in accounting
    principles (Note 1)..............................      (8,868,196)              --
  Liability for reserve strengthening................              --      (17,241,255)
                                                       --------------   --------------
    Net change in surplus............................     (43,536,275)     (18,465,553)
SURPLUS
  Beginning of year..................................     662,303,097      680,768,650
                                                       --------------   --------------
  End of year........................................  $  618,766,822   $  662,303,097
                                                       ==============   ==============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                            2001             2000
                                                       --------------   --------------
CASH PROVIDED
  Premium and annuity funds received.................  $  940,378,151   $  822,796,167
  Investment income received.........................     346,698,519      372,533,026
  Expense allowance on reinsurance...................      (1,414,240)      (4,836,476)
  Separate account investment and administrative
    fees.............................................      40,994,077       51,841,420
  Other, net.........................................       3,245,167        1,091,900
                                                       --------------   --------------
    Total receipts...................................   1,329,901,674    1,243,426,037
                                                       --------------   --------------
  Benefits paid......................................     981,999,172    1,184,271,074
  Insurance and operating expenses paid..............     152,160,356      137,415,795
  Net transfers (from) to separate accounts..........     (42,189,083)      45,855,271
                                                       --------------   --------------
    Total payments...................................   1,091,970,445    1,367,542,140
                                                       --------------   --------------
    Net cash provided by (used in) operations........     237,931,229     (124,116,103)
  Proceeds from long-term investments sold, matured
    or repaid........................................   2,523,177,222    1,860,407,364
  Other, net.........................................     171,475,780      259,688,259
                                                       --------------   --------------
    Total cash provided..............................   2,932,584,231    1,995,979,520
                                                       --------------   --------------
CASH APPLIED
  Cost of long-term investments acquired.............   2,844,750,231    1,736,290,611
  Other, net.........................................     294,367,382       41,272,551
                                                       --------------   --------------
    Total cash applied...............................   3,139,117,613    1,777,563,162
                                                       --------------   --------------
    Net change in cash and short-term investments....    (206,533,382)     218,416,358
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year..................................     300,014,386       81,598,028
                                                       --------------   --------------
  End of year........................................  $   93,481,004   $  300,014,386
                                                       ==============   ==============

          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"). Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium size company market. The principal insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

REORGANIZATION -- In September 1999, Mutual of America submitted a Plan of Reorganization ("the Plan") to the State of New York Insurance Department ("New York Department") whereby Mutual of America would prepare for the sale of The American Life Insurance Company of New York ("American Life") a wholly owned subsidiary of Mutual of America. In preparation for such a sale, the Plan indicated that Mutual of America would assume (via an assumption reinsurance and related agreements) virtually all of American Life's in force business and would terminate an existing reinsurance agreement in effect between the two Companies. Effective January 31, 2001 the New York Department gave final approval to the termination of the aforementioned reinsurance agreement in effect between the Companies and approximately $641.0 million of insurance and annuity reserves were recaptured by Mutual of America. During 2000, as a result of the assumption reinsurance and related agreements, approximately $517.7 million of insurance and annuity reserves were assumed by Mutual of America. On February 28, 2001, Mutual of America sold the stock of the holding company that owned American Life to a third party, realizing a capital gain on the sale of the company of $13.5 million.

BASIS OF PRESENTATION

The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department. Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. The New York

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Department issued Regulation No. 172 effective January 1, 2001 which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. All changes required by the adoption of New York Regulation No. 172 ("Regulation No. 172") are reflected in the accompanying 2001 consolidated financial statements, with the $8.9 million cumulative effect of this change in accounting principles, as further discussed below, recorded as a charge to the Company's surplus as of January 1, 2001. These changes relate principally to the accounting treatment of premium and benefit transactions for Guaranteed Investment Contracts ("GIC") and Single Premium Immediate Annuity ("SPIA") Contracts (Lotteries and Structured Settlements) not involving Life contingencies, and the accounting treatment of certain bonds.

The new accounting treatment for GIC and SPIA contracts requires that all premium and benefit transactions be accounted for as a direct increase or decrease to the reserve liability and are not recorded in the Statement of Operations. The accompanying Statement of Operations for 2000 excludes $216.4 million of GIC premiums reclassified to conform with the 2001 presentation required by Regulation No. 172.

Regulation No. 172 further clarified that the yield to worst amortization method must be used for all callable bonds purchased at a premium regardless of their call features (and likelihood of being called). The cumulative effect of this change in accounting principles resulted in a charge to surplus of $8.9 million effective as of January 1, 2001.

Regulation No. 172 also established new accounting principles for bonds that have become permanently impaired. Effective January 1, 2001 several bond investments that were previously written down by $71.9 million as of December 31, 2000 and recognized as unrealized losses in the Company's surplus were recorded as realized investment losses in accordance with the permanent impairment guidelines set forth in the new accounting regulations. While Regulation No. 172 does not permit the restatement of prior year reported amounts, reported realized capital gains for 2000 would have been $71.9 million lower under the new accounting principles. This change in accounting principles had no effect on the Company's December 31, 2000 consolidated statutory surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

ASSET VALUATIONS

BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments in good standing are stated at cost. All other bonds and short-term notes are stated at market value. Temporary unrealized losses related to the valuation of certain non-investment grade bonds are

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) recorded directly to unassigned surplus. Losses that are considered to be other than temporary (i.e. permanently impaired) are recognized in net income when incurred.

COMMON AND PREFERRED STOCKS -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual assets that are considered other than temporary (i.e. permanently impaired) are recognized in net income when incurred. During 2001, one loan was permanently impaired and a $2.5 million realized capital loss was recognized during the year. There were no impairments during 2000.

REAL ESTATE -- Real estate, which is classified as Company occupied property, is carried at cost, including capital improvements, net of accumulated depreciation, and depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%), which meet or exceed statutory requirements. During 2000, the Company lowered the interest rate used to value certain fixed interest guarantee annuity contracts issued prior to January 1, 1999. The effect of this change was to increase policyholder liabilities and to reduce surplus by $17.2 million as of January 1, 2000. This change reflects the current lower interest rate environment that has developed since the business was originally written many years ago.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 2001 and 2000, averaged 5.23% and 5.40%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in separate accounts. Separate account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the separate accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other separate account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of separate account assets and vary based upon the level of administrative services provided. During 2001 and 2000, such charges were equal to approximately .90% and 1.04 %, respectively, of total average separate account assets. Separate account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the separate accounts are stated at market value. Participants' corresponding equity in the separate accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

PREMIUMS AND ANNUITY CONSIDERATIONS

Premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INVESTMENT INCOME AND EXPENSES

General account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) and equity securities at December 31, 2001 and 2000 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                             GROSS        GROSS
                                               STATEMENT   UNREALIZED   UNREALIZED       NAIC
DECEMBER 31, 2001 (IN MILLIONS)                  VALUE       GAINS        LOSSES     MARKET VALUE
-------------------------------                ---------   ----------   ----------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of
  U.S. Government corporations and
  agencies...................................  $2,374.0       $ 3.4       $   .7       $2,376.7
Obligations of states and political
  subdivisions...............................      13.1          --           --           13.1
Debt securities issued by foreign
  governments................................      52.1         1.0           .2           52.9
Corporate securities.........................   2,745.6        36.4         82.0        2,700.0
                                               --------       -----       ------       --------
    Total....................................  $5,184.8       $40.8       $ 82.9       $5,142.7
                                               ========       =====       ======       ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

2. INVESTMENTS (CONTINUED)

                                                             GROSS        GROSS
                                               STATEMENT   UNREALIZED   UNREALIZED       NAIC
DECEMBER 31, 2000 (IN MILLIONS)                  VALUE       GAINS        LOSSES     MARKET VALUE
-------------------------------                ---------   ----------   ----------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of
  U.S. Government corporations and
  agencies...................................  $1,793.2       $ 5.6       $  1.2       $1,797.6
Obligations of states and political
  subdivisions...............................      11.5         1.3           --           12.8
Debt securities issued by foreign
  governments................................      51.8          .8           .1           52.5
Corporate securities.........................   3,093.5        14.1        192.5        2,915.1
                                               --------       -----       ------       --------
    Total....................................  $4,950.0       $21.8       $193.8       $4,778.0
                                               ========       =====       ======       ========

Short-term fixed maturity securities with a statement value and NAIC market value of $110.2 million and $302.7 million at December 31, 2001 and 2000, respectively, are included in the above tables. As of December 31, 2001, the Company had $3.3 million (2000 -- $6.7 million) with a par value $3.3 million (2000 -- $6.4 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2001 and 2000 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

DECEMBER 31 (IN MILLIONS)                              2001       2000
-------------------------                            --------   --------
Equity securities (common and preferred stock).....  $ (69.7)    $ 8.4
Bonds and notes....................................    (48.6)     (3.1)
                                                     -------     -----
    Net unrealized (depreciation) appreciation.....  $(118.3)    $ 5.3
                                                     =======     =====

During the fourth quarter of 2001, the Company had bond investments with five issuers who filed for Chapter 11 bankruptcy protection. At December 31, 2001, a writedown of $45.5 million has been recorded as a direct reduction in surplus in order to adjust the carrying value of these bonds to reflect the temporary decline in their current market value as determined by the NAIC. The unrealized appreciation related to the Company's common equity securities also declined by $78.1 million during the year as shown above.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 2001 are shown below. Expected maturities may differ from

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

2. INVESTMENTS (CONTINUED)
contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                STATEMENT       NAIC
DECEMBER 31, 2001 (IN MILLIONS)                   VALUE     MARKET VALUE
-------------------------------                 ---------   ------------
Due in one year or less.......................  $  552.2      $  535.8
Due after one year through five years.........   1,873.6       1,829.6
Due after five years through ten years........   1,365.7       1,382.6
Due after ten years...........................   1,393.3       1,394.7
                                                --------      --------
    Total.....................................  $5,184.8      $5,142.7
                                                ========      ========

REALIZED INVESTMENT GAINS

Sales of fixed maturity securities were as follows:

DECEMBER 31 (IN MILLIONS)                           2001       2000
-------------------------                         --------   --------
Fixed maturity securities:
  Proceeds......................................  $2,240.6   $1,561.5
  Gross realized gains..........................      45.9        9.3
  Gross realized losses.........................      20.5       19.7

Sales of investments in fixed maturity securities resulted in $25.4 million of net gains and $10.4 million of net losses being accumulated in IMR in 2001 and 2000, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2001 and 2000, $16.1 million and $14.3 million of the IMR was amortized and included in net investment income.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2001 and 2000 were as follows:

DECEMBER 31 (IN MILLIONS)                                2001       2000
-------------------------                              --------   --------
Equity securities (common and preferred stock).......   $37.5      $38.1
Sale of American Life................................    13.5         --
Bonds................................................    (7.4)        --
Mortgages............................................    (2.5)        --
Other invested assets................................      --       (6.3)
                                                        -----      -----
    Net realized capital gains.......................   $41.1      $31.8
                                                        =====      =====

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

3. GUARANTEED FUNDS TRANSFERABLE (CONTINUED) obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $87.6 million and $94.8 million at December 31, 2001 and 2000, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.2 million and $5.0 million in 2001 and 2000, respectively, and are included in net investment income.

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.2 million in both 2001 and 2000.

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)
The components of net periodic benefit costs are as follows:

                                                                                        OTHER
                                                            PENSION BENEFITS          BENEFITS
                                                           -------------------   -------------------
DECEMBER 31, (IN MILLIONS)                                   2001       2000       2001       2000
--------------------------                                   ----     --------   --------   --------
Service cost.............................................   $  6.5     $  5.4      $ .8       $ .7
Interest cost on PBO.....................................      8.3        7.0       1.6        1.5
Expected return on plan assets...........................    (10.2)     (10.2)       --         --
Amortization of initial net asset........................      (.1)       (.1)       --         --
Amortization of unrecognized net loss....................      3.3        1.0        .2         --
                                                            ------     ------      ----       ----
NET BENEFIT EXPENSE......................................   $  7.8     $  3.1      $2.6       $2.2
                                                            ======     ======      ====       ====

The changes in the projected benefit obligation and plan assets are as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2001       2000       2001       2000
-------------------------                                ----     --------   --------   --------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year:..............................   $105.1     $ 79.2     $ 20.4     $ 18.8
  Service cost.......................................      6.5        5.4         .8         .7
  Interest cost......................................      8.3        7.0        1.6        1.5
  Change in assumptions..............................       .9       13.5        2.3        1.9
  Actuarial loss (gain)..............................       .3        2.7        (.3)      (1.5)
  Benefits and expenses paid.........................     (1.8)      (2.7)       (.8)      (1.0)
                                                        ------     ------     ------     ------
  PBO, end of year...................................   $119.3     $105.1     $ 24.0     $ 20.4
                                                        ------     ------     ------     ------
CHANGE IN PLAN ASSETS:
Plan assets, beginning of year.......................   $ 89.0     $ 88.9     $   --     $   --
  Employer contributions.............................     12.5        5.0         --         --
  Return on plan assets..............................     (5.9)      (2.2)        --         --
  Benefits and expenses paid.........................     (1.8)      (2.7)        --         --
                                                        ------     ------     ------     ------
  Plan assets, end of year...........................     93.8       89.0         --         --
                                                        ------     ------     ------     ------
  Plan assets (lower than) PBO.......................   $(25.5)    $(16.1)    $(24.0)    $(20.4)
                                                        ======     ======     ======     ======

At December 31, 2001 all of the qualified pension plan assets are invested in one of the Company's separate accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED) the prepaid benefit cost at December 31, 2001 and 2000, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2001       2000       2001       2000
-------------------------                                ----     --------   --------   --------
Plan assets (lower than) in excess of PBO............   $(25.5)    $(16.1)    $(24.0)    $(20.4)
Remaining unrecognized initial net asset.............       --        (.1)        --         --
Unrecognized prior service cost......................      2.5        3.2         --         --
Unrecognized net loss from past experience different
  from that assumed..................................     51.0       36.3        6.8        5.0
                                                        ------     ------     ------     ------
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR..........   $ 28.0     $ 23.3     $(17.2)    $(15.4)
                                                        ======     ======     ======     ======

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $71.1 million and $70.3 million at December 31, 2001 and 2000, respectively. The actuarial present value of accumulated benefits for the qualified pension plan were $56.3 million and $44.2 million at December 31, 2001 and 2000, respectively. During 2001 and 2000, the Company made contributions to the qualified plan of $9.5 million and $3.0 million, respectively.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         -------------------   -------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                2001       2000       2001       2000
-------------------------------------------                ----     --------   --------   --------
Discount rate..........................................    7.50%       7.65%     7.50%      7.65%
Rate of compensation increase..........................    4.00%       4.00%     4.00%      4.00%
Expected return on plan assets.........................   10.50%      11.30%

The health care cost trend rate assumption has an affect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2001 by $2.6 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2001 by $.4 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.9 million and $2.0 million in 2001 and 2000, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED) ratios. The accrued compensation liability under this plan decreased by $2.5 million during 2001 and increased by $.5 million during 2000.

6. COMMITMENTS AND CONTINGENCIES

Rental expenses were $19.2 million and $18.8 million in 2001 and 2000, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $3.9 million in 2002, $3.1 million in 2003, $2.7 million in 2004, $2.0 million in 2005, $1.2 million in 2006, and $1.8 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse affect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Section 501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998 Mutual of America's pension business became subject to federal income tax. Mutual of America files federal income tax returns on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return. The Federal income tax benefit for 2001 amounted to $1.7 million as compared to an expense of $2.0 million in 2000. The 2001 and 2000 federal income taxes reflected in the accompanying consolidated statements of operations and surplus arose principally from the operating results of its insurance and non-insurance subsidiaries.

The difference between the actual tax expense (benefit) reflected in the accompanying consolidated statements of operations and the expected amounts computed by applying the statutory rate of 35% to operating income arises principally from the differing statutory and tax treatment of IMR income and realized capital gains and losses on investment transactions and from the differences between the tax and statutory basis of Mutual of America's assets and liabilities. Such differences resulted from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. These transition rules will continue to moderate Mutual of America's tax expense over the next several years. At December 31, 2001 Mutual of America had a net operating loss carryforward of approximately $106.9 million expiring at various dates between 2018 and 2022.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments were are follows:

                                                              STATEMENT   ESTIMATED
DECEMBER 31, 2001 (IN MILLIONS)                                 VALUE     FAIR VALUE
-------------------------------                                 -----     ----------
ASSETS
Bonds and notes.............................................  $5,074.6     $5,032.5
Common stocks...............................................     306.3        306.3
Preferred stocks............................................      32.7         32.7
Cash and short-term investments.............................      93.5         93.5
Guaranteed funds transferable...............................      87.6         88.4
Mortgage loans..............................................      14.3         13.8
Policy loans................................................      95.7         95.7
LIABILITIES
Insurance and annuity reserves..............................  $5,238.4     $5,352.0

                                                              STATEMENT   ESTIMATED
DECEMBER 31, 2000 (IN MILLIONS)                                 VALUE     FAIR VALUE
-------------------------------                                 -----     ----------
ASSETS
Bonds and notes.............................................  $4,647.3     $4,475.2
Common stocks...............................................     321.3        321.3
Preferred stocks............................................      36.7         36.7
Cash and short-term investments.............................     300.0        300.0
Guaranteed funds transferable...............................      94.8         93.3
Mortgage loans..............................................      17.8         16.8
Policy loans................................................     104.9        104.9
LIABILITIES
Insurance and annuity reserves..............................  $4,950.2     $4,942.3

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.3 billion and $1.4 billion at December 31, 2001 and 2000, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 5.71% and 6.46% were used at December 31, 2001 and 2000, respectively.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, for GAAP accounting, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased, unless the repurchase occurs after a reasonable exposure to market risk.

A general formula based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)
POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2001 AND 2000

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)
The tables that follow provide a reconciliation of the 2001 and 2000 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP SURPLUS (IN MILLIONS)       2001       2000
---------------------------------------------------------------------------------
STATUTORY SURPLUS...........................................  $  618.8   $  662.3
  Market value adjustment related to AFS bonds and notes....     (36.1)    (121.2)
  Realized capital gains....................................     198.2      100.7
  AVR.......................................................      43.6       70.4
  Deferred policy acquisition costs.........................      49.4       49.1
  Policy reserve adjustments................................     (11.2)      (7.2)
  Non-admitted assets.......................................      45.9       32.9
  Federal income taxes......................................     272.2      314.4
  Other.....................................................       2.2         .5
---------------------------------------------------------------------------------
GAAP SURPLUS................................................  $1,183.0   $1,101.9
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP NET INCOME (IN MILLIONS)    2001       2000
---------------------------------------------------------------------------------
STATUTORY NET INCOME........................................  $   75.2   $   75.1
  Investment income adjustments.............................     (12.7)     (11.7)
  Realized capital gains (losses)...........................     (87.8)       1.0
  Policy reserve adjustments................................      19.0        (.9)
  Deferred policy acquisition costs.........................       3.0        4.4
  Deferred income taxes.....................................       (.3)      (6.5)
  Other.....................................................       (.1)       6.6
---------------------------------------------------------------------------------
GAAP NET INCOME (LOSS)......................................  $   (3.7)  $   68.0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF GAAP TO STATUTORY PREMIUMS (IN MILLIONS)      2001       2000
---------------------------------------------------------------------------------
GAAP PREMIUM INCOME.........................................  $   48.9   $   80.1
  Premiums from investment contracts........................     890.8      742.9
---------------------------------------------------------------------------------
STATUTORY PREMIUM INCOME....................................  $  939.7   $  823.0
---------------------------------------------------------------------------------